UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08291

ISI Strategy Fund, Inc.

 (Exact name of registrant as specified in charter)

666 Fifth Avenue, 11th Floor
New York, New York 10103

(Address of principal executive offices)(Zip code)

R. Alan Medaugh, President
ISI, Inc.
666 Fifth Avenue, 11th Floor
New York, New York 10103

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (212) 446-5600

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2013

Item 1.	Reports to Stockholders.

Annual Report

October 31, 2013

Total Return U.S. Treasury Fund, Inc.

Managed Municipal Fund, Inc.

North American Government Bond Fund, Inc.

ISI Strategy Fund, Inc.

ISI Funds Annual Report – Table of Contents

Investment Advisor’s Message	1
Management Discussion & Analysis	3
Performance Comparisons	9
Shareholder Expense Examples	17
Portfolio Profiles	20
Schedule of Investments	21
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	49
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	67
Fund Directors and Officers	68
Notice to Shareholders	71
Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals	72
Privacy Policy	79

Investment Advisor’s Message	10/31/2013

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the ISI Funds. This report covers the 12-month reporting period through October 31, 2013 and includes commentary from the Funds’ portfolio managers at International Strategy & Investment, Inc. (“ISI”) (see Management Discussion and Analysis that follows this letter for more details), a complete list of holdings and the financial statements.

Stocks recorded a positive return for the quarter and last year and a small positive return for the last five years. For example, the Wilshire 5000 Total Market Index was up +5.11% for the quarter, +29.29% for the last year and averaged +16.14% for the past five years. U.S. Treasuries increased over the last quarter, last 3 years and the last 5 years. The Barclays Capital Treasury Index was -1.45% for the past year and averaged +4.16% for the past five years. Top quality municipal indices were also up for the last quarter, last 3 years and for the last five years. For example, the Barclays Capital Municipal GO Index was +1.52 for the past quarter and averaged +5.95% for the past five years. The following is a summary of fund performance during the reporting period. These performance figures assume the reinvestment of dividend and capital gain distributions, and exclude the impact of any sales charges.

During the year ended October 31, 2013, Total Return U.S. Treasury Fund and North American Government Bond Fund continued their policy of paying dividends at a fixed rate, which resulted in dividends consisting of net investment income, short-term capital gains, long-term capital gains, and returns of capital.

Total Return U.S. Treasury Fund’s investment objective is to achieve a high level of total return with relative stability of principal, and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. For the reporting period, the Fund produced a one-year total return of -1.89% excluding sales charge and a five-year average annual total return of +4.36%. From its inception on August 10, 1988 through October 31, 2013, the Fund has posted a cumulative total return of +374.46%, which translates into an average annual total return of +6.37%. The Fund’s net assets totaled $62.17 million at the end of the reporting period.

ISI Managed Municipal Fund’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. For the reporting period, the Fund Class A produced a one-year total return of -2.90% and a five-year average annual total return of +4.24% excluding sales charge. From its inception on February 26, 1990 through October 31, 2013, the Fund has posted a cumulative total return of +212.59%, which translates into an average annual total return of +4.93%. From its inception on October 7, 2010 through October 31, 2013, the ISI Class I Shares have posted a cumulative total return of +6.16%, which translates to an average annual total return of +1.97%. The Fund’s net assets totaled $90.59 million at the end of the reporting period.

1

Investment Advisor’s Message (continued)

ISI North American Government Bond Fund’s investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico. For the reporting period, the ISI Class A Shares produced a one-year total return of -1.51% and a five year average annual total return of +4.68% excluding sales charge. From its inception on January 15, 1993, through October 31, 2013, the ISI Class A Shares have posted a cumulative total return of +199.69%, which translates into an average annual total return of +5.42%. For the reporting period, the ISI Class C Shares produced a one-year total return of -2.23% and a five year average annual total return of +4.02%. From its inception on May 16, 2003, through October 31, 2013, the ISI Class C Shares have posted a cumulative total return of +41.27%, which translates into an average annual total return of +3.36%. From its inception on September 16, 2010 through October 31, 2013, the ISI Class I Shares have posted a cumulative total return of +7.42%, which translates to an average annual total return of +2.32%.

The Fund’s net assets totaled $101.21 million at the end of the reporting period.

ISI Strategy Fund has an investment objective of maximizing total return through a combination of long-term growth of capital and current income by actively allocating the Fund’s assets between common stocks of U.S. issuers and U.S. Treasury securities. For the reporting period, the Fund produced a one-year total return of +21.72% and a five-year average annual total return of +13.51% excluding sales charge. From its inception on September 16, 1997, through October 31, 2013, the Fund has posted a cumulative total return of +151.08%, which translates into an average annual total return of +5.87%. The Fund’s net assets totaled $85.99 million at the end of the reporting period.

We would like to welcome new investors to the ISI Funds and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

R. Alan Medaugh
President
November 14, 2013

2

Management Discussion & Analysis (Unaudited)

The Total Return U.S. Treasury Fund

This fiscal year, the Treasury benchmark 10-year bond yield rose by 90 basis points (0.9%). The increase in yields began in early May and peaked in late August closing the year at 2.55%. Political issues were more important than economic issues this year. Growth and inflation have both been subdued but Congressional partisan deadlock brought the country close to both a budget and debt impasse. The situation brought about a short-term fix which means a replay is possible in February and March of next year. The Fund’s active maturity management anticipated the political issues; the portfolio’s duration was reduced from 4.6 years to 4.1 years during the year. At the end of the fiscal year, the Fund had 77.3% of its maturities in the 5-10 year range resulting in a duration less than the whole Treasury bond market (4.1 years for the Fund versus 4.9 years for the Treasury market).

3

Management Discussion & Analysis (Unaudited) (continued)

The Managed Municipal Fund

Municipal yields rose on balance during the year especially in the period from May to early September, much as occurred in the Treasury market. The benchmark is AAA 10-year Municipal General Obligation bonds. Rates moved a bit lower from September to October but still rose by 80 basis points (0.8%) during the fiscal year.

4

Management Discussion & Analysis (Unaudited) (continued)

To cushion the effects of rising rates, the Fund holds 45.2% of its assets in 0-5 year issues and has held a similar percentage for the fiscal year. The Fund retains a position in longer-term bonds because, unlike the relationship over most of the last 20 years, AAA Municipals now yield more than Treasuries. Please see the table below.

Comparison of AAA Municipal Yields as a Percentage of U.S. Treasury Yields (10/31/2012 and 10/31/2013)
% of Treasury Yield*
Maturity	10/31/2012	10/31/2013
5 Year	98.25	92.70
10 year	110.56	104.69
15 year	121.28	119.26
20 year	123.32	121.59
* Source Bloomberg

5

Management Discussion & Analysis (Unaudited) (continued)

The North American Government Bond Fund

The year saw increasing yields in all three of the Fund’s markets. In the U.S., 10-year rates rose +90 basis points (0.9%), 10-year Canadian Treasury yields rose +64 basis points and 10-year Mexican Treasury yields rose +57 basis points. To blunt the adverse effects of higher rates, the Fund has generally held a duration less than each of the Treasury markets over the fiscal year. Please see the table below.

Duration History (in years) (10/31/2012 - 10/31/2013)
	U.S.		Canada		Mexico
Period	Fund	Index*	Fund	Index*	Fund	Index*
10/31/2012	5.0	5.44	3.6	6.53	2.9	6.04
1/31/2013	4.9	5.21	3.1	6.39	2.5	6.44
4/30/2013	4.7	5.30	2.8	6.49	2.6	6.50
7/31/2013	4.3	5.01	2.7	6.45	2.3	6.02
10/31/2013	4.2	5.01	2.4	6.29	2.1	5.71

6

Management Discussion & Analysis (Unaudited) (continued)

The Strategy Fund

The stock market rallied strongly during the fiscal year. The Fund benefitted from its equity position. Earnings performance and attractive yields were, for the second year, the basic forces behind the stock market rally. U.S. Treasury yields rose during the year (10-year benchmark Treasury was up +90 basis points (0.9%). The Fund’s performance for the fiscal year was up +21.72% excluding sales charge. Stocks lead the way with the Wilshire 5000 up + 29.29%. The U.S. Treasury position had negative returns. For example, the Barclays Capital Treasury Index was down -1.45% for the fiscal year. The political uncertainties in the U.S., Europe and China gave the stock market a “Wall of Worry” to climb, which for the most part it did during the fiscal year. The Treasury market reacted negatively to the political risks. Please see charts below showing the price action of the Wilshire 5000 and the increase in 10-year Treasury yields during the fiscal year.

7

Management Discussion & Analysis (Unaudited) (continued)

8

Total Return U.S. Treasury Fund, Inc. – Performance Comparison1 (Unaudited)

9

Total Return U.S. Treasury Fund, Inc. – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2013	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Total Return US Treasury Fund	-4.82%	3.09%	20.05%	46.14%	360.19%	-4.82%	1.82%	3.72%	3.87%	6.24%
Barclays Capital Treasury Index3	-1.45%	7.54%	22.59%	54.72%	412.97%	-1.45%	2.45%	4.16%	4.46%	6.71%
Barclays Capital Intermediate Treasury Index3	-0.31%	5.58%	18.38%	46.57%	343.15%	-0.31%	1.83%	3.43%	3.90%	6.09%
Barclays Capital Long-Term Treasury Index3	-9.28%	16.70%	43.51%	89.28%	699.44%	-9.28%	5.28%	7.49%	6.59%	8.60%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s capital gains and any non-US Treasury income may be subject to state and local taxes. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each US Treasury sector. Currently, the Fund’s weighted average maturity is approximately 4.45 years.

2	The Fund’s inception date is August 10, 1988. Benchmark returns are for the periods beginning August 31, 1988.

3
The Barclays Capital Treasury Index is an unmanaged index reflecting the performance of all public Treasury obligations and does not focus on one particular segment of the Treasury market. The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. The Barclays Capital Long-Term Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the long-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

Expense Ratio Information as of:	October 31, 2013
Gross Expense Ratio	0.89%

10

Managed Municipal Fund, Inc. – Performance Comparison1 (Unaudited)

11

Managed Municipal Fund, Inc. – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2013	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
Managed Municipal Fund – ISI Class A Shares2	-5.85%	3.14%	19.35%	32.89%	203.19%	-5.85%	1.04%	3.60%	2.88%	4.80%
Managed Municipal Fund – ISI Class I Shares3	-2.75%	7.08%	─	─	6.16%	-2.75%	2.30%	─	─	1.97%
Barclays Capital General Obligation Index4	-1.56%	10.72%	33.52%	55.99%	292.60%	-1.56%	3.45%	5.95%	4.55%	5.94%
Barclays Capital Prerefunded Municipal Bond Index4	0.45%	5.30%	17.98%	37.90%	213.72%	0.45%	1.74%	3.36%	3.27%	4.95%
Consumer Price Index5	1.00%	6.83%	7.87%	26.82%	51.96%	1.00%	2.23%	1.53%	2.40%	1.78%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the sales charge, if applicable. ISI Class A Shares have a maximum 3.00% sales charge. Distributions of the Fund’s income and capital gains may be subject to state and local taxes.

2	The ISI Class A Shares inception date is February 26, 1990. Benchmark returns are for the periods beginning February 28, 1990.

3
The ISI Class I Shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010. Cumulative and annualized returns for the Barclays Capital General Obligation Index from October 31, 2010 through October 31, 2013 were 10.72% and 3.45%, respectively. Cumulative and annualized returns for the Barclays Capital Prerefunded Municipal Bond Index from October 31, 2010 through October 31, 2013 were 5.30% and 1.74%, respectively.

4
The Barclays Capital General Obligation Index is an unmanaged index reflecting general municipal bond market performance. The Barclays Capital Prerefunded Municipal Bond Index, an unmanaged index, is a subcomponent of the general Barclays Capital Municipal Bond Index, and contains only bonds from that index that have been prerefunded or escrowed to maturity. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

5	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2013
Gross Expense Ratio – Class A	1.04%
Gross Expense Ratio – Class I	0.79%

12

North American Government Bond Fund, Inc. – Performance Comparison1 (Unaudited)

13

North American Government Bond Fund, Inc. – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2013	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
North American Government Bond Fund - ISI Class A Shares2	-4.52%	1.41%	21.96%	49.96%	190.68%	-4.52%	0.47%	4.05%	4.14%	5.27%
North American Government Bond Fund - ISI Class C Shares3	-3.19%	2.69%	21.80%	45.07%	41.27%	-3.19%	0.89%	4.02%	3.79%	3.36%
North American Government Bond Fund - ISI Class I Shares4	-1.46%	5.58%	─	─	7.42%	-1.46%	1.82%	─	─	2.32%
Barclays Capital Intermediate Treasury Index5	-0.31%	5.58%	18.38%	46.57%	182.53%	-0.31%	1.83%	3.43%	3.90%	5.13%
Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US Broad Investment-Grade Bond Index Mexico Sector / Barclays Capital Global Aggregate Index: Mexico Section6	4.20%	15.94%	69.78%	84.40%	597.10%	4.20%	5.05%	11.17%	6.31%	9.80%
Consumer Price Index7	1.00%	6.83%	7.87%	26.82%	70.70%	1.00%	2.23%	1.53%	2.40%	2.61%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A shares have a maximum 3.00% sales charge. ISI Class C Shares have a maximum 1.00% contingent deferred sales charge in the first year, which is eliminated thereafter.

2	ISI Class A Shares inception date is January 15, 1993. Benchmark returns are for the periods beginning January 31, 1993.

3
ISI Class C Shares inception date is May 16, 2003. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from May 31, 2003 through October 31, 2013 were 44.88% and 3.62%, respectively.

4
ISI Class I Shares inception date is September 16, 2010. Benchmark returns are for the periods beginning September 30, 2010. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from September 30, 2010 through October 31, 2013 were 5.94% and 1.89%, respectively.

5
The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

6
Reflects the performance of the Barclays Capital Emerging Americas Index: Mexico Section through October 31, 2004 and the Citigroup US Broad Investment-Grade Bond Index Mexico Sector from that date through October 31, 2006 and the Barclays Capital Global Aggregate Index: Mexico from October 31, 2006 through October 31, 2013. The Barclays Capital Emerging Americas Index: Mexico Section has been discontinued. Barclays Capital Emerging Americas Index: Mexico Section was an unmanaged sub-index of the Barclays Capital Emerging Americas Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Citigroup US Broad Investment-Grade Bond Index Mexico Sector is an unmanaged sub-index of the Citigroup US Broad Investment-Grade Bond Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Barclays Capital Global Aggregate Index: Mexico Section is an unmanaged sub-index of Barclays Capital Global Aggregate Index which provides broad-based measure of global investment-grade fixed income markets. The Mexico Section reflects the US dollar performance of selected Mexican government peso-denominated debt instruments with maturities of one year or more. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

7	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2013
Gross Expense Ratio – Class A	1.25%
Gross Expense Ratio – Class C	1.85%
Gross Expense Ratio – Class I	0.85%

14

ISI Strategy Fund, Inc. – Performance Comparison1 (Unaudited)

15

ISI Strategy Fund, Inc. – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2013	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
ISI Strategy Fund	18.07%	39.65%	82.78%	92.97%	143.53%	18.07%	11.77%	12.82%	6.79%	5.67%
DJ Wilshire 5000 (Full Cap) Index3	29.29%	58.98%	111.33%	120.05%	166.17%	29.29%	16.17%	16.14%	8.21%	6.27%
Consumer Price Index4	1.00%	6.83%	7.87%	26.82%	40.04%	1.00%	2.23%	1.53%	2.40%	2.11%
Lipper Flexible Portfolio Funds’ Average5	15.29%	31.21%	80.31%	95.01%	132.05%	15.29%	9.47%	12.51%	6.90%	5.37%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge.

2	The Fund’s inception date is September 16, 1997. Benchmark returns are for the periods beginning September 30, 1997.

3
The DJ Wilshire 5000 (Full Cap) Index is an unmanaged index that represents the broadest measure of the US equity market. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

5
Lipper figures represent the average total returns by all mutual funds designated by Lipper as falling into the category indicated. The Lipper Flexible Portfolio Funds’ Average category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return.

Expense Ratio Information as of:	October 31, 2013
Gross Expense Ratio	1.08%

16

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of cost: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, Rule 12b-1 distribution/shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period (May 1, 2013) shown and held for the entire period (October 31, 2013).

Actual Expenses – “Actual Return” in the following table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” column to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – “Hypothetical Returns” in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of each Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, “Hypothetical Returns” in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

17

Shareholder Expense Examples (Unaudited) (continued)

Total Return U.S. Treasury Fund, Inc.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$974.50	$4.48	0.90%
Based on Hypothetical 5% Return	$1,000.00	$1,020.67	$4.58	0.90%

Managed Municipal Fund, Inc. – Class A

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$963.10	$5.39	1.09%
Based on Hypothetical 5% Return	$1,000.00	$1,019.71	$5.55	1.09%

Managed Municipal Fund, Inc. – Class I

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$963.50	$4.11	0.83%
Based on Hypothetical 5% Return	$1,000.00	$1,021.02	$4.23	0.83%

North American Government Bond Fund, Inc. – Class A

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$966.90	$6.49	1.31%
Based on Hypothetical 5% Return	$1,000.00	$1,018.60	$6.67	1.31%

North American Government Bond Fund, Inc. – Class C

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$963.10	$9.45	1.91%
Based on Hypothetical 5% Return	$1,000.00	$1,015.58	$9.70	1.91%

(1)	Expenses are equal to each Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18

Shareholder Expense Examples (Unaudited) (continued)

North American Government Bond Fund, Inc. – Class I

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$966.00	$5.45	1.10%
Based on Hypothetical 5% Return	$1,000.00	$1,019.66	$5.60	1.10%

ISI Strategy Fund, Inc.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,087.70	$5.63	1.07%
Based on Hypothetical 5% Return	$1,000.00	$1,019.81	$5.45	1.07%

(1)	Expenses are equal to each Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

Portfolio Profiles (Unaudited)

Portfolio Profiles (as a % of Net Assets)	October 31, 2013

Total Return U.S. Treasury Fund, Inc.
U.S. Treasury Obligations	99.55%
Other Assets and Liabilities	0.45%
100.00%

Managed Municipal Fund, Inc.
Aaa Municipal Obligations*	81.22%
Aa Municipal Obligations*	7.28%
NR Municipal Obligations*	0.44%
U.S. Treasury Obligations	10.17%
Other Assets and Liabilities	0.89%
100.00%

* Ratings are based on Moody’s Investors Service, Inc.

North American Government Bond Fund, Inc.
Canadian Securities	19.35%
Mexican Securities	14.13%
U.S. Treasury Obligations	65.27%
Other Assets and Liabilities	1.25%
100.00%

ISI Strategy Fund, Inc.
Consumer Discretionary	13.03%
Consumer Staples	8.11%
Energy	7.81%
Financials	12.23%
Health Care	9.99%
Industrials	9.57%
Information Technology	13.98%
Materials	3.13%
Telecommunication Services	2.26%
Utilities	2.01%
U.S. Treasury Obligations	17.91%
Other Assets and Liabilities	(0.03)%
100.00%

20

Total Return U.S. Treasury Fund, Inc.

Schedule of Investments	October 31, 2013

Security	Interest Rate	Maturity Date	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 99.55%
U.S. Treasury Notes	0.250%	02/28/14	$6,690,000	$6,693,787
U.S. Treasury Notes	0.250%	03/31/14	7,180,000	7,184,207
U.S. Treasury Notes	3.750%	11/15/18	700,000	783,016
U.S. Treasury Notes	1.250%	01/31/19	16,000,000	15,887,504
U.S. Treasury Notes	2.625%	08/15/20	1,680,000	1,762,753
U.S. Treasury Bonds	8.125%	08/15/19	10,000,000	13,671,880
U.S. Treasury Bonds	8.750%	08/15/20	11,000,000	15,908,750

Total U.S. Treasury Obligations (Cost $59,337,524)				$61,891,897

Total Investments - 99.55% (Cost $59,337,524)*				$61,891,897
Other Assets in Excess of Liabilities - 0.45%				281,745
Net Assets - 100.00%				$62,173,642

*	Cost for Federal income tax purposes is $59,337,524 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$2,668,911
Gross Unrealized Depreciation	(114,538)
Net Unrealized Appreciation	$2,554,373

See Notes to Financial Statements.

21

Managed Municipal Fund, Inc.

Schedule of Investments	October 31, 2013

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Value
MUNICIPAL BONDS - 88.94%
General Obligation - 44.73%
Baltimore County, MD	4.000%	08/01/22	Aaa/AAA	$1,665,000	$1,846,768
City of Austin, TX, Series A	3.000%	09/01/29	Aaa/AAA	2,085,000	1,826,314
City of Columbus, OH, Series 1	4.000%	07/01/29	Aaa/AAA	500,000	510,850
Delaware State, Series A	3.000%	08/01/26	Aaa/AAA	1,500,000	1,486,350
Delaware State, Series B	3.000%	07/01/19	Aaa/AAA	1,400,000	1,527,246
Georgia State, Series A	3.000%	07/01/29	Aaa/AAA	3,000,000	2,693,430
Georgia State, Series B	4.250%	04/01/25	Aaa/AAA	1,120,000	1,177,310
Maryland State, Series B	3.000%	03/15/26	Aaa/AAA	1,750,000	1,722,175
Mecklenburg County, NC	3.500%	02/01/26	Aaa/AAA	2,000,000	2,065,100
Montgomery County, MD, Public Improvements, Series A	3.000%	11/01/29	Aaa/AAA	2,000,000	1,793,880
Oregon State, State Property, ODOT Building, Series K	5.000%	05/01/30	Aa1/AA+	1,915,000	2,101,732
Prince Georges County, MD, Public Improvements	4.125%	07/15/26	Aaa/AAA	2,000,000	2,098,620
South Carolina State, Coastal Carolina University, Series A	4.000%	04/01/28	Aaa/AA+	1,000,000	1,063,960
Texas State, Water Financial Assistance, Series C-1	5.000%	08/01/39	Aaa/AAA	3,515,000	3,701,119
Utah State, Series A	3.000%	07/01/18	Aaa/AAA	1,000,000	1,086,930
Utah State, Series A	5.000%	07/01/23	Aaa/AAA	2,785,000	3,303,205
Wake County, NC, Series A	3.000%	05/01/29	Aaa/AAA	2,525,000	2,298,356
Washington State, Series F	4.500%	07/01/27	Aa1/AA+	2,500,000	2,614,325
Washington State, Motor Vehicle Fuel Tax, Series E	4.000%	02/01/36	Aa1/AA+	2,000,000	1,873,600
Washington, MD, Suburban Sanitation District, Public Improvements	2.000%	06/01/24	Aaa/AAA	2,000,000	1,778,300
Washington, MD, Suburban Sanitation District, Public Improvements	3.000%	06/01/26	Aaa/AAA	2,000,000	1,952,060
					$40,521,630
Prerefunded2 Issues - 34.04%
Alexandria, VA, Capital Improvements, 06/15/14 @ 100	4.250%	06/15/21	Aaa/AAA	$3,300,000	$3,384,249
Fairfax County, VA, Water Authority Water Revenue, 04/01/2017 @ 100	4.500%	04/01/27	NR/NR	355,000	401,178
Georgia State, Series G, 10/01/16 @ 100	4.125%	10/01/23	Aaa/AA+	2,000,000	2,171,800

See Notes to Financial Statements.

22

Managed Municipal Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Value
MUNICIPAL BONDS - 88.94% (continued)
Prerefunded2 Issues - 34.04% (continued)
Henrico County, VA, Public Improvements, 07/15/15 @ 100	4.250%	07/15/24	Aaa/AAA	$2,830,000	$3,020,035
Kansas State, Development Finance Authority, Series DW-1, 04/01/17 @ 100	3.000%	04/01/20	Aaa/AAA	2,865,000	2,976,248
Kansas State, Development Finance Authority, Series DW-1, 04/01/17 @ 100	3.125%	04/01/22	Aaa/AAA	2,975,000	3,218,206
Maryland State, Capital Improvements, Series A, 02/15/15 @ 100	4.000%	02/15/20	Aaa/AAA	4,000,000	4,193,840
Mecklenburg County, NC, Public Improvements, Series A, 02/01/14 @ 100	4.000%	02/01/20	Aaa/AAA	3,000,000	3,028,950
Tennessee State, Series A, 05/01/17 @ 100	5.000%	05/01/26	Aaa/AA+	500,000	574,880
Tennessee State, Series A, 05/01/17 @ 100	5.000%	05/01/27	Aaa/AA+	2,075,000	2,385,752
Virginia State, Series B, 06/01/16 @ 100	4.250%	06/01/26	Aaa/AAA	2,500,000	2,741,675
Washington, MD, Suburban Sanitation District, Water Supply, 06/01/16 @ 100	4.250%	06/01/26	Aaa/AAA	2,500,000	2,744,950
					$30,841,763
Revenue Bonds - 10.17%
Fairfax County, VA, Water Authority Water Revenue	4.500%	04/01/27	Aaa/AAA	$2,145,000	$2,236,828
Gwinnett County, GA, Water & Sewerage Authority, Series A	4.000%	08/01/28	Aaa/AAA	2,000,000	2,063,160
Virginia State, Housing Development Authority, Series A	2.500%	07/01/26	Aaa/AAA	2,000,000	1,764,640
Virginia State, Resources Authority Clean Water Revenue	4.500%	10/01/28	Aaa/AAA	3,000,000	3,148,020
					$9,212,648

Total Municipal Bonds (Cost $78,719,110)					$80,576,041

See Notes to Financial Statements.

23

Managed Municipal Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Interest Rate	Maturity Date	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 10.17%
U.S. Treasury Notes	0.500%	11/15/13	$1,750,000	$1,750,273
U.S. Treasury Notes	0.250%	02/28/14	3,085,000	3,086,746
U.S. Treasury Notes	0.250%	03/31/14	4,380,000	4,382,567

Total U.S. Treasury Obligations (Cost $9,219,215)				$9,219,586

Total Investments - 99.11% (Cost $87,938,325)*				$89,795,627
Other Assets in Excess of Liabilities - 0.89%				803,242
Net Assets - 100.00%				$90,598,869

1	Moody's Municipal Bond Ratings:

	Aaa	Judged to be of the best quality.

	Aa	Judged to be of high quality by all standards. Issues are sometimes denoted with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.

	NR	Bond is not rated by this rating organization.

S&P Municipal Bond Ratings:

	AAA	Of the highest quality.

	AA	The second strongest capacity of payment of debt services. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

	NR	Bond is not rated by this rating organization.

2
Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*	Cost for Federal income tax purposes is $87,938,371 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$3,639,891
Gross Unrealized Depreciation	(1,782,635)
Net Unrealized Appreciation	$1,857,256

See Notes to Financial Statements.

24

North American Government Bond Fund, Inc.

Schedule of Investments	October 31, 2013

Security	Interest Rate	Maturity Date	Principal Amount1	Value
CANADIAN SECURITIES - 19.35%
Canadian Government Bonds	0.750%	05/01/14	CAD 5,000,000	$4,790,678
Canadian Government Bonds	2.250%	08/01/14	3,150,000	3,049,335
Canadian Government Bonds	1.000%	05/01/15	3,100,000	2,971,350
Canadian Government Bonds	4.000%	06/01/17	5,075,000	5,307,516
Canadian Government Bonds	3.750%	06/01/19	3,280,000	3,461,986

Total Canadian Securities (Cost $20,074,246)				$19,580,865

MEXICAN SECURITIES - 14.13%
Mexican Bono2	8.000%	12/19/13	MXN 41,091,000	3,170,296
Mexican Bono2	8.000%	12/17/15	54,407,000	4,509,210
Mexican Bono2	7.250%	12/15/16	79,860,000	6,626,117

Total Mexican Securities (Cost $15,177,945)				$14,305,623

U.S. TREASURY OBLIGATIONS - 65.27%
U.S. Treasury Notes	0.250%	02/28/14	$1,955,000	$1,956,106
U.S. Treasury Notes	0.250%	03/31/14	11,700,000	11,706,856
U.S. Treasury Notes	2.625%	08/15/20	5,010,000	5,256,783
U.S. Treasury Notes	2.000%	11/15/21	5,400,000	5,316,467
U.S. Treasury Bonds	8.750%	05/15/17	11,800,000	15,076,341
U.S. Treasury Bonds	8.875%	08/15/17	7,550,000	9,801,727
U.S. Treasury Bonds	8.125%	08/15/19	3,775,000	5,161,135
U.S. Treasury Bonds	8.500%	02/15/20	6,000,000	8,459,766
U.S. Treasury Bonds	8.750%	08/15/20	2,300,000	3,326,375

Total U.S. Treasury Obligations (Cost $63,059,357)				$66,061,556

Total Investments - 98.75% (Cost $98,311,548)*				$99,948,044
Other Assets in Excess of Liabilities - 1.25%				1,263,185
Net Assets - 100.00%				$101,211,229

See Notes to Financial Statements.

25

North American Government Bond Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

CAD	Canadian Dollar

MXN	Mexican Peso

1	Principal Amount is shown in U.S. dollars unless otherwise noted.

2	Bonos are fixed rate, local currency-denominated coupon bonds issued by the Mexican government.

*	Cost for Federal income tax purposes is $98,311,639 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$3,381,800
Gross Unrealized Depreciation	(1,745,395)
Net Unrealized Appreciation	$1,636,405

See Notes to Financial Statements.

26

ISI Strategy Fund, Inc.

Schedule of Investments	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12%
Consumer Discretionary - 13.03%
Auto Components - 0.81%
Allison Transmission Holdings, Inc.	1,750	$42,612
American Axle & Manufacturing Holdings, Inc.*	4,370	81,326
Federal-Mogul Corp.*	8,375	171,604
Goodyear Tire & Rubber Co. (The)	7,215	151,371
Lear Corp.	3,250	251,517
		698,430
Automobiles - 0.57%
Ford Motor Co.	17,115	292,838
General Motors Co.*	3,965	146,507
Winnebago Industries, Inc.*	1,640	48,642
		487,987
Diversified Consumer Services - 0.21%
H&R Block, Inc.	1,220	34,697
Hillenbrand, Inc.	2,200	62,084
Regis Corp.	1,140	16,530
Service Corp. International	2,490	44,845
Weight Watchers International, Inc.	650	20,871
		179,027
Hotels, Restaurants & Leisure - 1.96%
Brinker International, Inc.	900	39,978
Darden Restaurants, Inc.	1,130	58,229
Denny's Corp.*	4,730	30,036
Dunkin' Brands Group, Inc.	2,480	118,246
Hyatt Hotels Corp. - Class A*	2,905	138,278
International Game Technology	4,430	83,284
Jack in the Box, Inc.*	1,010	41,087
Marriott International, Inc. - Class A	2,606	117,478
McDonald's Corp.	3,022	291,683
MGM Resorts International*	3,878	73,837
Scientific Games Corp. - Class A*	5,300	96,884
Wendy's Co. (The)	11,100	96,459

Hotels, Restaurants & Leisure - 1.96% (continued)
Wyndham Worldwide Corp.	3,355	$222,772
Wynn Resorts Ltd.	1,080	179,550
Yum! Brands, Inc.	1,440	97,373
		1,685,174
Household Durables - 0.81%
Beazer Homes USA, Inc.*	1,380	25,075
DR Horton, Inc.	4,020	76,179
Harman International Industries, Inc.	600	48,612
Hovnanian Enterprises, Inc. - Class A*	3,630	18,368
Jarden Corp.*	6,205	343,509
Libbey, Inc.*	1,310	27,968
Newell Rubbermaid, Inc.	5,265	156,002
		695,713
Internet & Catalog Retail - 1.05%
Amazon.com, Inc.*	1,280	465,959
Liberty Interactive Corp. - Class A*	12,115	326,620
Liberty Ventures - Series A*	616	66,140
Orbitz Worldwide, Inc.*	5,170	47,771
		906,490
Leisure Equipment & Products - 0.24%
Brunswick Corp.	1,000	45,130
LeapFrog Enterprises, Inc.*	2,770	23,711
Mattel, Inc.	2,220	98,502
Smith & Wesson Holding Corp.*	3,690	39,778
		207,121
Media - 4.44%
Cablevision Systems Corp. - New York Group - Class A	13,878	215,803
Charter Communications, Inc. - Class A*	2,072	278,145
Comcast Corp. - Class A	7,400	352,092
DIRECTV*	7,855	490,859
DISH Network Corp. - Class A	4,735	228,227
DreamWorks Animation SKG, Inc. - Class A*	1,620	55,469

See Notes to Financial Statements.

27

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Consumer Discretionary - 13.03% (continued)
Media - 4.44% (continued)
Interpublic Group of Cos., Inc. (The)	7,100	$119,280
John Wiley & Sons, Inc. - Class A	3,575	179,787
Journal Communications, Inc. - Class A*	2,680	22,378
Lamar Advertising Co. - Class A*	1,140	52,109
Liberty Global PLC - Class A*	3,998	313,323
News Corp. - Class A*	2,468	43,437
Nexstar Broadcasting Group, Inc. - Class A	760	33,736
Omnicom Group, Inc.	2,210	150,523
Scholastic Corp.	850	24,387
Thomson Reuters Corp.	3,540	132,998
Time Warner Cable, Inc.	3,730	448,159
Time Warner, Inc.	2,655	182,505
Viacom, Inc. - Class B	1,230	102,447
Walt Disney Co. (The)	5,378	368,877
World Wrestling Entertainment, Inc. - Class A	2,040	26,418
		3,820,959
Multi-Line Retail - 0.82%
Big Lots, Inc.*	1,130	41,087
Dillard's, Inc. - Class A	760	62,305
Dollar General Corp.*	1,490	86,092
Kohl's Corp.	3,950	224,360
Nordstrom, Inc.	2,415	146,035
Target Corp.	2,266	146,814
		706,693
Specialty Retail - 1.68%
AutoNation, Inc.*	1,000	48,230
AutoZone, Inc.*	230	99,979
Best Buy Co., Inc.	2,260	96,728
Chico's FAS, Inc.	2,460	42,189
Conn's, Inc.*	990	59,836

Specialty Retail - 1.68% (continued)
Express, Inc.*	1,482	$34,397
GameStop Corp. - Class A	2,240	122,797
Gap, Inc. (The)	579	21,417
Home Depot, Inc. (The)	2,257	175,798
Lowe's Cos., Inc.	3,525	175,474
Sally Beauty Holdings, Inc.*	2,260	59,483
Staples, Inc.	20,650	332,878
Systemax, Inc.	1,031	9,794
TJX Cos., Inc.	1,240	75,379
Wet Seal, Inc. (The) - Class A*	5,200	17,212
Zale Corp.*	2,020	31,573
Zumiez, Inc.*	1,370	40,607
		1,443,771
Textiles, Apparel & Luxury Goods - 0.44%
Carter's, Inc.	1,000	69,150
NIKE, Inc. - Class B	2,205	167,051
Unifi, Inc.*	1,120	27,317
Wolverine World Wide, Inc.	1,930	111,438
		374,956
Consumer Staples - 8.11%
Beverages - 1.62%
Coca-Cola Bottling Co. Consolidated	580	36,726
Coca-Cola Co. (The)	13,860	548,440
Coca-Cola Enterprises, Inc.	5,555	231,810
Dr Pepper Snapple Group, Inc.	3,743	177,231
PepsiCo, Inc.	4,699	395,139
		1,389,346
Food & Staples Retailing - 1.85%
Costco Wholesale Corp.	1,170	138,060
CVS Caremark Corp.	5,015	312,234
Kroger Co. (The)	2,120	90,821
Rite Aid Corp.*	12,885	68,677
Safeway, Inc.	1,890	65,961
Sysco Corp.	3,140	101,547
Wal-Mart Stores, Inc.	10,637	816,390
		1,593,690

See Notes to Financial Statements.

28

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Consumer Staples - 8.11% (continued)
Food Products - 2.07%
Boulder Brands, Inc.*	1,680	$27,535
Campbell Soup Co.	1,420	60,449
Chiquita Brands International, Inc.*	2,900	30,015
ConAgra Foods, Inc.	10,260	326,371
Darling International, Inc.*	1,480	34,440
Dean Foods Co.*	2,225	43,388
Dole Food Co., Inc.*	5,100	69,105
General Mills, Inc.	4,091	206,268
Hershey Co. (The)	193	19,153
Kellogg Co.	2,535	160,339
Kraft Foods Group, Inc.	2,076	112,893
McCormick & Co., Inc. - Non-Voting Shares	1,118	77,310
Mondelez International, Inc. - Class A	11,775	396,111
Pilgrim's Pride Corp.*	3,610	51,154
Pinnacle Foods, Inc.	1,490	40,364
TreeHouse Foods, Inc.*	1,390	101,831
WhiteWave Foods Co. - Class A*	1,136	22,731
		1,779,457
Household Products - 1.13%
Colgate-Palmolive Co.	4,025	260,538
Harbinger Group, Inc.*	5,210	56,737
Kimberly-Clark Corp.	250	27,000
Procter & Gamble Co. (The)	7,758	626,459
		970,734
Personal Products - 0.33%
Avon Products, Inc.	15,110	264,425
Revlon, Inc. - Class A*	930	22,087
		286,512
Tobacco - 1.11%
Altria Group, Inc.	6,297	234,438
Lorillard, Inc.	420	21,424
Philip Morris International, Inc.	5,452	485,882
Reynolds American, Inc.	3,141	161,353

Tobacco - 1.11% (continued)
Vector Group Ltd.	3,200	$51,744
		954,841
Energy - 7.81%
Energy Equipment & Services - 1.17%
Dresser-Rand Group, Inc.*	2,865	174,106
Halliburton Co.	5,440	288,483
Newpark Resources, Inc.*	2,390	30,473
Schlumberger Ltd.	4,102	384,440
Superior Energy Services, Inc.*	2,930	78,612
Unit Corp.*	930	47,811
		1,003,925
Oil, Gas & Consumable Fuels - 6.64%
Anadarko Petroleum Corp.	586	55,840
Apache Corp.	4,040	358,752
Chevron Corp.	5,871	704,285
Cimarex Energy Co.	996	104,929
ConocoPhillips	4,705	344,876
CONSOL Energy, Inc.	2,570	93,805
Contango Oil & Gas Co.	850	36,423
Crosstex Energy, Inc.	2,520	77,339
Devon Energy Corp.	2,170	137,187
Exxon Mobil Corp.	14,363	1,287,212
Forest Oil Corp.*	6,480	30,715
Green Plains Renewable Energy, Inc.	1,660	26,776
Kinder Morgan, Inc.	4,765	168,252
Marathon Oil Corp.	9,980	351,895
Marathon Petroleum Corp.	1,945	139,379
Murphy Oil Corp.	7,500	452,400
Newfield Exploration Co.*	3,110	94,699
Occidental Petroleum Corp.	1,040	99,923
Peabody Energy Corp.	6,820	132,854
Phillips 66	7,070	455,520
Southwestern Energy Co.*	3,765	140,133
Spectra Energy Corp.	4,135	147,082
Tesoro Corp.	1,080	52,801
Valero Energy Corp.	2,420	99,631
W&T Offshore, Inc.	2,030	38,753

See Notes to Financial Statements.

29

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Energy - 7.81% (continued)
Oil, Gas & Consumable Fuels - 6.64% (continued)
Williams Cos., Inc. (The)	2,225	$79,455
		5,710,916
Financials - 12.23%
Capital Markets - 1.39%
Bank of New York Mellon Corp. (The)	7,535	239,613
BlackRock, Inc.	16	4,813
Charles Schwab Corp. (The)	2,325	52,661
E*TRADE Financial Corp.*	4,080	68,993
Goldman Sachs Group, Inc. (The)	1,000	160,860
Invesco Ltd.	951	32,096
Investment Technology Group, Inc.*	2,130	34,123
Legg Mason, Inc.	5,040	193,889
Morgan Stanley	5,955	171,087
Raymond James Financial, Inc.	1,620	73,953
State Street Corp.	2,305	161,511
		1,193,599
Commercial Banks - 2.61%
BB&T Corp.	6,065	206,028
Cullen/Frost Bankers, Inc.	2,588	183,205
CVB Financial Corp.	4,920	71,537
Enterprise Financial Services Corp.	1,010	18,210
Fifth Third Bancorp	6,745	128,357
FirstMerit Corp.	5,455	122,519
MB Financial, Inc.	2,160	64,152
Pinnacle Financial Partners, Inc.*	1,760	54,560
PNC Financial Services Group, Inc. (The)	1,200	88,236
Susquehanna Bancshares, Inc.	4,012	47,281
SVB Financial Group*	1,160	111,105
Trico Bancshares	900	22,761
Union First Market Bankshares Corp.	1,457	35,143

Commercial Banks - 2.61% (continued)
United Community Banks, Inc.*	3,040	$47,394
US Bancorp	5,760	215,194
Washington Trust Bancorp, Inc.	700	23,023
Webster Financial Corp.	2,460	68,609
Wells Fargo & Co.	17,328	739,732
		2,247,046
Consumer Finance - 0.95%
American Express Co.	4,955	405,319
Capital One Financial Corp.	1,700	116,739
DFC Global Corp.*	1,950	23,595
Discover Financial Services	5,165	267,960
		813,613
Diversified Financial Services - 2.02%
Bank of America Corp.	30,281	422,723
Citigroup, Inc.	7,175	349,996
CME Group, Inc.	550	40,815
JPMorgan Chase & Co.	11,716	603,843
MSCI, Inc.*	3,945	160,838
NASDAQ OMX Group, Inc. (The)	4,085	144,732
Resource America, Inc. - Class A	1,110	9,579
		1,732,526
Insurance - 4.04%
Aflac, Inc.	2,515	163,425
Allstate Corp. (The)	5,285	280,422
American Equity Investment Life Holding Co.	3,890	81,068
American Financial Group, Inc.	1,000	56,260
American International Group, Inc.	6,155	317,906
American National Insurance Co.	240	24,257
Berkshire Hathaway, Inc. - Class B*	6,986	803,949
Brown & Brown, Inc.	3,360	107,285
Chubb Corp. (The)	1,150	105,892
Cincinnati Financial Corp.	1,782	89,100

See Notes to Financial Statements.

30

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Financials - 12.23% (continued)
Insurance - 4.04% (continued)
Employers Holdings, Inc.	1,818	$54,667
FBL Financial Group, Inc. - Class A	900	40,266
Genworth Financial, Inc. - Class A*	6,240	90,667
Loews Corp.	3,025	146,138
PartnerRe Ltd.	2,993	299,928
Principal Financial Group, Inc.	5,195	246,555
Progressive Corp. (The)	3,910	101,543
Protective Life Corp.	2,870	132,249
RLI Corp.	1,020	96,369
Unum Group	7,523	238,780
		3,476,726
Real Estate Investment Trusts - 0.58%
American Tower Corp.	1,640	130,134
FelCor Lodging Trust, Inc.*	6,176	41,503
HCP, Inc.	990	41,085
iStar Financial, Inc.*	4,770	60,245
NorthStar Realty Finance Corp.	6,300	58,779
Parkway Properties Inc.	1,000	18,110
Potlatch Corp. - REIT	1,410	57,570
Strategic Hotels & Resorts, Inc.*	2,870	24,969
Ventas, Inc.	410	26,749
Weyerhaeuser Co.	1,310	39,824
		498,968
Real Estate Management & Development - 0.36%
CBRE Group, Inc. - Class A*	4,890	113,595
Jones Lang LaSalle, Inc.	2,070	197,064
		310,659
Thrifts & Mortgage Finance - 0.28%
Capitol Federal Financial, Inc.	6,400	81,088
New York Community Bancorp, Inc.	8,790	142,486
Rockville Financial, Inc.	1,590	20,908
		244,482
Health Care - 9.99%
Biotechnology - 1.25%
Amgen, Inc.	3,473	$402,868
Celgene Corp.*	1,020	151,460
Gilead Sciences, Inc.*	3,705	263,018
Halozyme Therapeutics, Inc.*	3,710	43,221
InterMune, Inc.*	1,540	21,699
Quintiles Transnational Holdings, Inc.*	1,000	41,990
United Therapeutics Corp.*	900	79,668
Vertex Pharmaceuticals, Inc.*	1,000	71,340
		1,075,264
Health Care Equipment & Supplies - 1.16%
Accuray, Inc.*	3,210	21,668
Alere, Inc.*	3,340	112,658
Baxter International, Inc.	422	27,797
Boston Scientific Corp.*	19,275	225,325
DENTSPLY International, Inc.	1,660	78,186
Hologic, Inc.*	12,095	270,807
Medtronic, Inc.	2,555	146,657
STERIS Corp.	1,388	62,724
West Pharmaceutical Services, Inc.	1,010	48,833
		994,655
Health Care Providers & Services - 3.01%
AmerisourceBergen Corp.	2,535	165,612
Community Health Systems, Inc.	2,100	91,623
DaVita HealthCare Partners, Inc.*	3,200	179,872
Emeritus Corp.*	190	3,640
ExamWorks Group, Inc.*	1,910	49,373
Express Scripts Holding Co.*	4,181	261,396
HCA Holdings, Inc.	5,175	243,949
Health Net, Inc.*	1,440	43,776
HealthSouth Corp.	2,260	79,349
Humana, Inc.	1,840	169,556
Kindred Healthcare, Inc.	3,200	44,416
Laboratory Corp. of America Holdings*	1,605	161,944
LifePoint Hospitals, Inc.*	1,610	83,140

See Notes to Financial Statements.

31

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Health Care - 9.99% (continued)
Health Care Providers & Services - 3.01% (continued)
Magellan Health Services, Inc.*	1,780	$104,486
McKesson Corp.	1,040	162,594
Quest Diagnostics, Inc.	2,815	168,647
Select Medical Holdings Corp.	8,070	68,434
Team Health Holdings, Inc.*	2,080	90,355
Tenet Healthcare Corp.*	2,943	138,880
UnitedHealth Group, Inc.	1,600	109,216
WellPoint, Inc.	2,011	170,533
		2,590,791
Health Care Technology - 0.03%
Omnicell, Inc.*	1,270	29,299

Life Sciences Tools & Services - 0.14%
Thermo Fisher Scientific, Inc.	1,220	119,291

Pharmaceuticals - 4.40%
Abbott Laboratories	8,881	324,601
AbbVie, Inc.	4,431	214,682
Allergan, Inc.	811	73,485
Bristol-Myers Squibb Co.	6,038	317,116
Eli Lilly & Co.	2,190	109,106
Endo Health Solutions, Inc.*	7,430	324,914
Forest Laboratories, Inc.*	590	27,748
Hospira, Inc.*	2,440	98,869
Johnson & Johnson	8,720	807,559
Merck & Co., Inc.	11,047	498,109
Mylan, Inc.*	5,515	208,853
Nektar Therapeutics*	1,820	17,308
Pfizer, Inc.	21,855	670,511
Salix Pharmaceuticals Ltd.*	1,210	86,817
		3,779,678
Industrials - 9.57%
Aerospace & Defense - 1.75%
AAR Corp.	1,652	48,371
Boeing Co. (The)	1,120	146,160
Curtiss-Wright Corp.	1,736	86,418

Aerospace & Defense - 1.75% (continued)
Exelis, Inc.	4,570	$75,359
GenCorp, Inc.*	3,380	56,784
Honeywell International, Inc.	3,025	262,358
Huntington Ingalls Industries, Inc.	598	42,787
Lockheed Martin Corp.	1,210	161,341
Raytheon Co.	1,422	117,130
Spirit Aerosystems Holdings, Inc. - Class A*	8,265	220,593
United Technologies Corp.	2,679	284,644
		1,501,945
Air Freight & Logistics - 0.46%
FedEx Corp.	1,050	137,550
United Parcel Service, Inc. - Class B	2,468	242,456
UTi Worldwide, Inc.	1,110	16,872
		396,878
Airlines - 0.84%
Alaska Air Group, Inc.	400	28,264
Delta Air Lines, Inc.	11,275	297,435
Republic Airways Holdings, Inc.*	2,740	32,277
United Continental Holdings, Inc.*	8,755	297,232
US Airways Group, Inc.*	2,870	63,054
		718,262
Building Products - 0.17%
Builders FirstSource, Inc.*	4,310	31,937
Griffon Corp.	3,900	48,867
Masco Corp.	1,000	21,130
USG Corp.*	1,630	44,516
		146,450
Commercial Services & Supplies - 0.38%
Iron Mountain, Inc.	2,160	57,326
Republic Services, Inc.	1,130	37,821
United Stationers, Inc.	1,950	86,658
Waste Management, Inc.	3,325	144,771
		326,576
Construction & Engineering - 0.39%
AECOM Technology Corp.*	1,990	63,242
KBR, Inc.	4,540	156,812

See Notes to Financial Statements.

32

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Industrials - 9.57% (continued)
Construction & Engineering - 0.39% (continued)
Tutor Perini Corp.*	2,150	$49,343
URS Corp.	1,260	68,317
		337,714
Electrical Equipment - 0.47%
Babcock & Wilcox Co. (The)	2,470	79,559
Emerson Electric Co.	3,965	265,536
General Cable Corp.	1,880	61,908
		407,003
Industrial Conglomerates - 1.57%
3M Co.	2,118	266,550
Danaher Corp.	2,835	204,375
General Electric Co.	33,735	881,833
		1,352,758
Machinery - 2.03%
Blount International, Inc.*	2,750	33,495
Caterpillar, Inc.	3,074	256,249
Deere & Co.	3,172	259,596
Graco, Inc.	1,360	105,074
Illinois Tool Works, Inc.	1,011	79,657
ITT Corp.	5,315	211,165
Joy Global, Inc.	1,710	97,042
Meritor, Inc.*	5,660	38,884
Mueller Industries, Inc.	1,870	112,742
Navistar International Corp.*	1,000	36,160
Rexnord Corp.*	2,230	52,450
SPX Corp.	2,951	267,685
Stanley Black & Decker, Inc.	1,000	79,090
Timken Co. (The)	1,000	52,810
Trinity Industries, Inc.	1,230	62,275
		1,744,374
Professional Services - 0.48%
Dun & Bradstreet Corp. (The)	2,020	219,756
Manpowergroup, Inc.	2,000	156,200
Verisk Analytics, Inc. - Class A*	560	38,371
		414,327
Road & Rail - 0.63%
Arkansas Best Corp.	1,540	$42,150
Avis Budget Group, Inc.*	2,031	63,631
Hertz Global Holdings, Inc.*	3,460	79,442
Ryder System, Inc.	1,000	65,830
Union Pacific Corp.	1,919	290,536
		541,589
Trading Companies & Distributors - 0.40%
GATX Corp.	1,400	72,170
Watsco, Inc.	1,050	100,054
WESCO International, Inc.*	1,980	169,211
		341,435
Information Technology - 13.98%
Communications Equipment - 1.15%
Black Box Corp.	1,010	25,291
Brocade Communications Systems, Inc.*	5,120	41,063
Ciena Corp.*	5,460	127,054
Cisco Systems, Inc.	13,730	308,925
Comtech Telecommunications Corp.	810	24,316
Harris Corp.	1,010	62,580
Juniper Networks, Inc.*	3,580	66,731
Motorola Solutions, Inc.	1,700	106,284
NETGEAR, Inc.*	570	16,393
QUALCOMM, Inc.	2,975	206,673
		985,310
Computers & Peripherals - 2.62%
Apple, Inc.	2,664	1,391,540
Diebold, Inc.	3,730	111,751
EMC Corp.	2,010	48,381
Hewlett-Packard Co.	16,840	410,391
Lexmark International, Inc. - Class A	1,350	47,992
NCR Corp.*	3,330	121,711
Silicon Graphics International Corp.*	1,810	23,114
Western Digital Corp.	1,400	97,482
		2,252,362

See Notes to Financial Statements.

33

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Information Technology - 13.98% (continued)
Electronic Equipment, Instruments & Components - 0.73%
Arrow Electronics, Inc.*	1,000	$48,020
Avnet, Inc.	3,470	137,759
CTS Corp.	1,403	26,124
Ingram Micro, Inc. - Class A*	3,570	82,717
Insight Enterprises, Inc.*	2,030	42,772
Itron, Inc.*	490	20,908
Plexus Corp.*	850	32,538
ScanSource, Inc.*	1,334	51,306
Tech Data Corp.*	2,179	113,439
TTM Technologies, Inc.*	4,010	35,087
Vishay Intertechnology, Inc.*	2,800	34,356
		625,026
Internet Software & Services - 1.98%
Akamai Technologies, Inc.*	1,110	49,661
Brightcove, Inc.*	1,770	27,028
Digital River, Inc.*	2,030	36,215
Earthlink, Inc.	5,930	30,006
Equinix, Inc.*	1,000	161,480
Facebook, Inc. - Class A*	3,220	161,837
Google, Inc. - Class A*	986	1,016,152
j2 Global, Inc.	1,300	71,474
Monster Worldwide, Inc.*	7,040	30,413
VeriSign, Inc.*	390	21,169
Web.com Group, Inc.*	2,430	65,489
WebMD Health Corp.*	1,000	35,220
		1,706,144
IT Services - 2.90%
Automatic Data Processing, Inc.	1,000	74,970
CACI International, Inc. - Class A*	840	60,463
Cardtronics, Inc.*	1,530	60,053
Computer Sciences Corp.	3,265	160,834
DST Systems, Inc.	740	62,730
Fidelity National Information Services, Inc.	1,790	87,262
Fiserv, Inc.*	1,100	115,203
Global Payments, Inc.	4,307	256,180

IT Services - 2.90% (continued)
Heartland Payment Systems, Inc.	1,362	$55,093
iGATE Corp.*	3,650	116,216
International Business Machines Corp.	3,792	679,564
Leidos Holdings, Inc.	4,118	193,917
MoneyGram International, Inc.*	2,560	54,042
Unisys Corp.*	2,770	72,989
Vantiv, Inc. - Class A*	1,690	46,475
Visa, Inc. - Class A	858	168,743
Western Union Co. (The)	13,464	229,157
		2,493,891
Office Electronics - 0.36%
Xerox Corp.	31,265	310,774

Semiconductors & Semiconductor Equipment - 1.87%
Applied Micro Circuits Corp.*	3,080	35,913
Atmel Corp.*	2,550	18,564
Broadcom Corp. - Class A	5,410	144,555
Cree, Inc.*	1,210	73,507
Diodes, Inc.*	2,280	55,222
First Solar, Inc.*	1,580	79,427
Intel Corp.	10,249	250,383
Lam Research Corp.*	4,200	227,766
Marvell Technology Group Ltd.	8,960	107,520
ON Semiconductor Corp.*	19,395	136,929
PMC - Sierra, Inc.*	10,760	63,161
Rambus, Inc.*	5,260	45,972
Spansion, Inc. - Class A*	1,930	23,102
Texas Instruments, Inc.	7,600	319,808
TriQuint Semiconductor, Inc.*	3,350	26,566
		1,608,395
Software - 2.37%
CA, Inc.	3,489	110,811
Comverse, Inc.*	1,070	33,791
Intuit, Inc.	3,105	221,728
Microsoft Corp.	22,087	780,775
Nuance Communications, Inc.*	3,060	47,614
Oracle Corp.	16,799	562,766

See Notes to Financial Statements.

34

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Information Technology - 13.98% (continued)
Software - 2.37% (continued)
Pegasystems, Inc.	680	$25,881
Rally Software Development Corp.*	1,430	38,367
Rovi Corp.*	1,000	16,760
Solera Holdings, Inc.	1,170	65,777
Symantec Corp.	5,945	135,189
		2,039,459
Materials - 3.13%
Chemicals - 1.42%
Ashland, Inc.	1,150	106,432
Cabot Corp.	950	44,280
Cytec Industries, Inc.	1,364	113,335
Dow Chemical Co. (The)	5,544	218,822
EI du Pont de Nemours & Co.	2,645	161,874
Ferro Corp.*	4,880	62,610
Mosaic Co. (The)	1,865	85,510
Olin Corp.	2,788	62,758
OMNOVA Solutions, Inc.*	2,610	22,707
Praxair, Inc.	590	73,579
RPM International, Inc.	3,923	151,899
W.R. Grace & Co.*	1,281	117,416
		1,221,222
Construction Materials - 0.07%
Vulcan Materials Co.	1,070	57,298

Containers & Packaging - 1.18%
Ball Corp.	1,888	92,304
Berry Plastics Group, Inc.*	2,040	40,963
Crown Holdings, Inc.*	7,385	321,986
Myers Industries, Inc.	1,900	33,858
Owens-Illinois, Inc.*	6,260	199,006
Sealed Air Corp.	5,575	168,254
Silgan Holdings, Inc.	3,575	161,125
		1,017,496
Metals & Mining - 0.42%
Alcoa, Inc.	5,640	52,283
Freeport-McMoRan Copper & Gold, Inc.	2,151	79,071

Metals & Mining - 0.42% (continued)
Newmont Mining Corp.	5,080	$138,481
Southern Copper Corp.	3,326	92,961
		362,796
Paper & Forest Products - 0.04%
Wausau Paper Corp.	2,760	32,292

Telecommunication Services - 2.26%
Diversified Telecommunication Services - 1.96%
AT&T, Inc.	21,255	769,431
CenturyLink, Inc.	4,765	161,343
Cincinnati Bell, Inc.*	12,815	36,651
Consolidated Communications Holdings, Inc.	2,310	43,035
General Communication, Inc. - Class A*	2,420	23,014
Level 3 Communications, Inc.*	2,500	76,375
tw telecom, Inc.*	2,410	75,963
Verizon Communications, Inc.	9,940	502,070
		1,687,882
Wireless Telecommunication Services - 0.30%
Crown Castle International Corp.*	570	43,331
NTELOS Holdings Corp.	1,340	25,514
SBA Communications Corp. - Class A*	1,580	138,203
Sprint Corp.*	7,355	49,499
		256,547
Utilities - 2.01%
Electric Utilities - 0.71%
American Electric Power Co., Inc.	730	34,193
Duke Energy Corp.	1,310	93,966
Exelon Corp.	3,920	111,877
NextEra Energy, Inc.	1,100	93,225
PPL Corp.	1,823	55,839
Southern Co. (The)	3,575	146,253
Xcel Energy, Inc.	2,600	75,036
		610,389

See Notes to Financial Statements.

35

ISI Strategy Fund, Inc.

Schedule of Investments (continued)	October 31, 2013

Security	Shares	Value
COMMON STOCKS - 82.12% (continued)
Utilities - 2.01% (continued)
Gas Utilities - 0.29%
AGL Resources, Inc.	1,000	$47,860
ONEOK, Inc.	1,700	96,050
UGI Corp.	2,480	102,597
		246,507
Independent Power Producers & Energy Traders - 0.52%
AES Corp.	32,030	451,303

Multi-Utilities - 0.41%
Alliant Energy Corp.	870	45,432

Multi-Utilities - 0.41% (continued)
CenterPoint Energy, Inc.	3,380	$83,148
Consolidated Edison, Inc.	700	40,754
Dominion Resources, Inc.	2,080	132,600
Sempra Energy	310	28,253
Wisconsin Energy Corp.	620	26,108
		356,295
Water Utilities - 0.08%
American Water Works Co., Inc.	1,540	66,020

Total Common Stocks (Cost $53,067,075)		$70,619,058

Security	Interest Rate	Maturity Date	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 17.91%
U.S. Treasury Notes	0.250%	03/31/14	$5,755,000	$5,758,373
U.S. Treasury Notes	2.000%	01/31/16	1,000,000	1,036,680
U.S. Treasury Notes	1.000%	03/31/17	2,000,000	2,016,406
U.S. Treasury Notes	2.625%	08/15/20	1,600,000	1,678,813
U.S. Treasury Notes	1.750%	05/15/22	3,500,000	3,342,500
U.S. Treasury Bonds	8.125%	08/15/19	1,150,000	1,572,266

Total U.S. Treasury Obligations (Cost $15,493,863)				$15,405,038

Total Investments - 100.03% (Cost $68,560,938)**				$86,024,096
Liabilities in Excess of Other Assets - (0.03)%				(26,214)
Net Assets - 100.00%				$85,997,882

*	Non-income producing security.

**	Cost for Federal income tax purposes is $68,637,148 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$18,173,353
Gross Unrealized Depreciation	(786,405)
Net Unrealized Appreciation	$17,386,948

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

See Notes to Financial Statements.

36

ISI Funds

Statements of Assets and Liabilities	October 31, 2013

	Total Return U.S. Treasury Fund, Inc.	Managed Municipal Fund, Inc.
ASSETS
Investments in securities:
At cost	$59,337,524	$87,938,325
At value (Note 1)	$61,891,897	$89,795,627
Cash	40,669	132,924
Interest receivable	452,682	854,727
Receivable for capital shares sold	576	207
Other assets	11,283	26,768
TOTAL ASSETS	62,397,107	90,810,253

LIABILITIES
Distributions payable	29,857	81,566
Payable for capital shares redeemed	121,796	21,951
Accrued distribution fees (Note 2)	13,251	17,649
Accrued investment advisory fees (Note 2)	12,095	30,703
Accrued transfer agent fees (Note 2)	4,096	5,923
Accrued directors' fees (Note 2)	3,610	5,076
Accrued administration fees (Note 2)	3,342	7,323
Other accrued expenses and liabilities	35,418	41,193
TOTAL LIABILITIES	223,465	211,384

NET ASSETS	$62,173,642	$90,598,869

NET ASSETS CONSIST OF:
Paid-in capital	$59,649,127	$88,217,869
Distributions in excess of net investment income	(29,857)	(25)
Accumulated net realized gains (losses) from security transactions	(1)	523,723
Net unrealized appreciation on investments	2,554,373	1,857,302
Net assets	$62,173,642	$90,598,869

See Notes to Financial Statements.

37

ISI Funds

Statements of Assets and Liabilities (continued)	October 31, 2013

	Total Return U.S. Treasury Fund, Inc.	Managed Municipal Fund, Inc.
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	—	7,890,625
ISI Class I Shares (5,000,000 shares authorized)	—	683,556
ISI Shares (115,000,000 shares authorized)	6,331,947	—

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $83,371,334)	$—	$10.57
ISI Class I Shares (based on net assets of $7,227,535)	$—	$10.57
ISI Shares (based on net assets of $62,173,642)	$9.82	$—

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$—	$10.90
ISI Shares	$10.12	$—

See Notes to Financial Statements.

38

ISI Funds

Statements of Assets and Liabilities	October 31, 2013

	North American Government Bond Fund, Inc.	ISI Strategy Fund, Inc.
ASSETS
Investments in securities:
At cost	$98,311,548	$68,560,938
At value (Note 1)	$99,948,044	$86,024,096
Cash	82,169	123,952
Cash denominated in foreign currency (Note 1)(a)	879	—
Dividends and interest receivable, at value	1,480,111	124,453
Receivable for capital shares sold	101,184	48,877
Other assets	53,059	29,451
TOTAL ASSETS	101,665,446	86,350,829

LIABILITIES
Distributions payable	64,326	—
Payable for capital shares redeemed	203,284	278,155
Accrued distribution fees (Note 2)	38,366	17,866
Accrued investment advisory fees (Note 2)	34,665	28,588
Accrued transfer agent fees (Note 2)	18,659	1,155
Accrued administration fees (Note 2)	15,329	—
Accrued directors' fees (Note 2)	8,587	1,989
Accrued shareholder servicing fees (Note 2)	3,124	—
Other accrued expenses and liabilities	67,877	25,194
TOTAL LIABILITIES	454,217	352,947

NET ASSETS	$101,211,229	$85,997,882

NET ASSETS CONSIST OF:
Paid-in capital	$99,643,377	$62,993,985
Undistributed (distributions in excess of) net investment income	(64,325)	2,054
Accumulated net realized gains (losses) from security and foreign currency transactions	(92)	5,538,685
Net unrealized appreciation on investments and foreign currency translation	1,632,269	17,463,158
Net assets	$101,211,229	$85,997,882

(a)	For North American Government Bond Fund, Inc., the cost of cash denominated in foreign currency is $885.

See Notes to Financial Statements.

39

ISI Funds

Statements of Assets and Liabilities (continued)	October 31, 2013

	North American Government Bond Fund, Inc.	ISI Strategy Fund, Inc.
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	11,080,588	—
ISI Class C Shares (5,000,000 shares authorized)	1,934,977	—
ISI Class I Shares (5,000,000 shares authorized)	283,889	—
ISI Shares (25,000,000 shares authorized)	—	5,250,355

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $84,430,395)	$7.62	$—
ISI Class C Shares (based on net assets of $14,615,413)*	$7.55	$—
ISI Class I Shares (based on net assets of $2,165,421)	$7.63	$—
ISI Shares (based on net assets of $85,997,882)	$—	$16.38

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$7.86	$—
ISI Shares	$—	$16.89

*	Contingent deferred sales charge of 1.00% is imposed on the sale of shares if redeemed within the first year of purchase.

See Notes to Financial Statements.

40

ISI Funds

Statements of Operations	Year Ended October 31, 2013

	Total Return U.S. Treasury Fund, Inc.	Managed Municipal Fund, Inc.
INVESTMENT INCOME
Interest	$1,295,136	$3,453,172

EXPENSES
Investment advisory fees (Note 2)	160,024	425,797
Distribution fees (Note 2):
ISI Class A Shares	—	248,501
ISI Shares	175,747	—
Transfer agent fees (Note 2):
ISI Class A Shares	—	59,239
ISI Class I Shares	—	4,258
ISI Shares	57,296	—
Administration fees (Note 2)	52,813	83,500
Professional fees	45,879	58,098
Custody fees	42,394	75,645
Registration fees	30,199	55,237
Compliance consulting fees (Note 2)	16,473	25,655
Directors' fees and expenses	13,712	21,394
Other expenses	28,083	33,207
TOTAL EXPENSES	622,620	1,090,531

NET INVESTMENT INCOME	672,516	2,362,641

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	350,551	525,005
Net change in unrealized appreciation/(depreciation) on investments	(2,429,015)	(6,288,934)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,078,464)	(5,763,929)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,405,948)	$(3,401,288)

See Notes to Financial Statements.

41

ISI Funds

Statements of Operations (continued)	Year Ended October 31, 2013

	North American Government Bond Fund, Inc.	ISI Strategy Fund, Inc.
INVESTMENT INCOME
Interest	$3,541,630	$160,356
Dividends	—	1,307,045
Foreign taxes withheld	—	(518)
TOTAL INVESTMENT INCOME	3,541,630	1,466,883

EXPENSES
Investment advisory fees (Note 2)	549,705	286,223
Distribution fees (Note 2):
ISI Class A Shares	405,769	—
ISI Class C Shares	120,344	—
ISI Shares	—	178,888
Transfer agent fees (Note 2):
ISI Class A Shares	99,002	—
ISI Class C Shares	15,738	—
ISI Class I Shares	17,593	—
ISI Shares	—	48,278
Custody fees	116,097	75,937
Administration fees (Note 2)	113,557	49,882
Professional fees	73,314	43,244
Registration fees	44,693	34,473
Shareholder servicing fees (Note 2):
ISI Class C Shares	40,115	—
Compliance consulting fees (Note 2)	35,708	15,539
Directors' fees and expenses	30,086	12,381
Other expenses	69,604	25,041
TOTAL EXPENSES	1,731,325	769,886

NET INVESTMENT INCOME	1,810,305	696,997

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Security transactions	1,504,912	5,618,548
Foreign currency transactions	(8,938)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,253,315)	7,560,061
Foreign currency translations	(3,964)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	(3,761,305)	13,178,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,951,000)	$13,875,606

See Notes to Financial Statements.

42

Total Return U.S. Treasury Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income	$672,516	$859,603
Net realized gains from security transactions	350,551	1,922,327
Net change in net unrealized appreciation/(depreciation) on investments	(2,429,015)	(75,791)
Net increase (decrease) in net assets resulting from operations	(1,405,948)	2,706,139

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(666,200)	(895,776)
From net realized gains from security transactions	(1,742,186)	(1,797,336)
From return of capital	(246,880)	—
Decrease in net assets resulting from distributions to shareholders	(2,655,266)	(2,693,112)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	847,213	4,163,812
Reinvestment of distributions to shareholders	1,918,696	1,916,360
Payments for shares redeemed	(14,364,990)	(13,753,040)
Net decrease in net assets resulting from capital share transactions	(11,599,081)	(7,672,868)

TOTAL DECREASE IN NET ASSETS	(15,660,295)	(7,659,841)

NET ASSETS
Beginning of year	77,833,937	85,493,778
End of year	$62,173,642	$77,833,937

END OF YEAR DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(29,857)	$(36,173)

CAPITAL SHARE ACTIVITY
Shares sold	83,453	401,210
Shares reinvested	190,073	184,576
Shares redeemed	(1,437,502)	(1,328,999)
Net decrease in shares outstanding	(1,163,976)	(743,213)
Shares outstanding, beginning of year	7,495,923	8,239,136
Shares outstanding, end of year	6,331,947	7,495,923

See Notes to Financial Statements.

43

Managed Municipal Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income	$2,362,641	$2,700,550
Net realized gains from security transactions	525,005	532,929
Net change in net unrealized appreciation/(depreciation) on investments	(6,288,934)	3,536,133
Net increase (decrease) in net assets resulting from operations	(3,401,288)	6,769,612

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(2,186,601)	(2,568,434)
ISI Class I Shares	(175,691)	(133,180)
From net realized gains from security transactions
ISI Class A Shares	(464,062)	—
ISI Class I Shares	(28,892)	—
Decrease in net assets resulting from distributions to shareholders	(2,855,246)	(2,701,614)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	8,226,840	11,734,473
ISI Class I Shares	2,930,854	3,353,402
Reinvestment of distributions to shareholders
ISI Class A Shares	1,493,696	1,384,337
ISI Class I Shares	13,566	9,090
Payments for shares redeemed
ISI Class A Shares	(30,559,542)	(11,310,110)
ISI Class I Shares	(1,833,115)	(602,433)
Net increase (decrease) in net assets resulting from capital share transactions	(19,727,701)	4,568,759

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,984,235)	8,636,757

NET ASSETS
Beginning of year	116,583,104	107,946,347
End of year	$90,598,869	$116,583,104

END OF YEAR DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(25)	$(374)

See Notes to Financial Statements.
44

Managed Municipal Fund, Inc.

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	744,950	1,053,310
ISI Class I Shares	270,632	302,045
Shares reinvested
ISI Class A Shares	137,047	124,951
ISI Class I Shares	1,251	819
Shares redeemed
ISI Class A Shares	(2,833,029)	(1,022,082)
ISI Class I Shares	(171,268)	(54,327)

Net increase (decrease) in shares outstanding
ISI Class A Shares	(1,951,032)	156,179
ISI Class I Shares	100,615	248,537

Shares outstanding, beginning of year
ISI Class A Shares	9,841,657	9,685,478
ISI Class I Shares	582,941	334,404
Shares outstanding, end of year
ISI Class A Shares	7,890,625	9,841,657
ISI Class I Shares	683,556	582,941

See Notes to Financial Statements.

45

North American Government Bond Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income	$1,810,305	$2,285,298
Net realized gains from security and foreign currency transactions	1,495,974	1,614,684
Net change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,257,279)	505,520
Net increase (decrease) in net assets resulting from operations	(1,951,000)	4,405,502

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(1,242,273)	(1,783,773)
ISI Class C Shares	(162,289)	(185,403)
ISI Class I Shares	(251,435)	(499,263)
From net realized gains from security transactions
ISI Class A Shares	(1,184,021)	(1,448,786)
ISI Class C Shares	(154,678)	(198,567)
ISI Class I Shares	(239,645)	(223,788)
From return of capital
ISI Class A Shares	(28,772)	(48,032)
ISI Class C Shares	(3,759)	(6,583)
ISI Class I Shares	(5,823)	(7,419)
Decrease in net assets resulting from distributions to shareholders	(3,272,695)	(4,401,614)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	17,302,209	32,362,310
ISI Class C Shares	1,255,273	2,428,002
ISI Class I Shares	8,272,561	20,486,601
Reinvestment of distributions to shareholders
ISI Class A Shares	1,671,239	2,274,493
ISI Class C Shares	191,253	257,632
ISI Class I Shares	138,441	165,970
Payments for shares redeemed
ISI Class A Shares	(46,968,168)	(30,466,181)
ISI Class C Shares	(3,615,208)	(2,453,586)
ISI Class I Shares	(37,524,003)	(7,059,022)
Net increase (decrease) in net assets resulting from capital share transactions	(59,276,403)	17,996,219

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,500,098)	18,000,107

See Notes to Financial Statements.

46

North American Government Bond Fund, Inc.

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2013	Year Ended October 31, 2012
NET ASSETS
Beginning of year	$165,711,327	$147,711,220
End of year	$101,211,229	$165,711,327

END OF YEAR DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(64,325)	$(136,355)

CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	2,210,246	4,075,826
ISI Class C Shares	161,225	307,183
ISI Class I Shares	1,042,288	2,573,607
Shares reinvested
ISI Class A Shares	214,513	286,337
ISI Class C Shares	24,757	32,648
ISI Class I Shares	17,489	20,817
Shares redeemed
ISI Class A Shares	(6,042,659)	(3,835,415)
ISI Class C Shares	(466,830)	(310,710)
ISI Class I Shares	(4,755,861)	(886,808)

Net increase (decrease) in shares outstanding
ISI Class A Shares	(3,617,900)	526,748
ISI Class C Shares	(280,848)	29,121
ISI Class I Shares	(3,696,084)	1,707,616

Shares outstanding, beginning of year
ISI Class A Shares	14,698,488	14,171,740
ISI Class C Shares	2,215,825	2,186,704
ISI Class I Shares	3,979,973	2,272,357
Shares outstanding, end of year
ISI Class A Shares	11,080,588	14,698,488
ISI Class C Shares	1,934,977	2,215,825
ISI Class I Shares	283,889	3,979,973

See Notes to Financial Statements.

47

ISI Strategy Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment income	$696,997	$623,465
Net realized gains from security transactions	5,618,548	6,030,040
Net change in net unrealized appreciation on investments	7,560,061	949,090
Net increase in net assets resulting from operations	13,875,606	7,602,595

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(686,465)	(632,521)
From net realized gains from security transactions	(2,720,495)	—
Decrease in net assets resulting from distributions to shareholders	(3,406,960)	(632,521)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,784,145	7,133,775
Reinvestment of distributions to shareholders	3,015,066	544,550
Payments for shares redeemed	(8,781,704)	(8,397,793)
Net increase (decrease) in net assets resulting from capital share transactions	12,017,507	(719,468)

TOTAL INCREASE IN NET ASSETS	22,486,153	6,250,606

NET ASSETS
Beginning of year	63,511,729	57,261,123
End of year	$85,997,882	$63,511,729

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$2,054	$20,463

CAPITAL SHARE ACTIVITY
Shares sold	1,152,539	515,670
Shares reinvested	217,792	39,842
Shares redeemed	(588,442)	(621,759)
Net increase (decrease) in shares outstanding	781,889	(66,247)
Shares outstanding, beginning of year	4,468,466	4,534,713
Shares outstanding, end of year	5,250,355	4,468,466

See Notes to Financial Statements.

48

Total Return U.S. Treasury Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.38	$10.38	$10.09	$10.11	$9.59

Income (loss) from investment operations:
Net investment income(a)	0.10	0.11	0.15	0.15	0.17
Net realized and unrealized gains (losses) on investments	(0.29)	0.23	0.33	0.50	0.70
Total from investment operations	(0.19)	0.34	0.48	0.65	0.87

Less distributions:
Distributions from net investment income	(0.10)	(0.11)	(0.15)	(0.15)	(0.17)
Distributions from net realized gains	(0.23)	(0.23)	(0.04)	(0.52)	(0.18)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.37)	(0.34)	(0.19)	(0.67)	(0.35)

Net asset value at end of year	$9.82	$10.38	$10.38	$10.09	$10.11

TOTAL RETURN(b)	(1.89)%	3.28%	4.87%	6.85%	9.05%

Net assets at end of year (000's)	$62,174	$77,834	$85,494	$97,793	$112,295

Ratio of expenses to average net assets	0.89%	0.83%	0.84%	0.82%	0.80%

Ratio of net investment income to average net assets	0.96%	1.05%	1.50%	1.49%	1.68%

Portfolio turnover rate	0%	52%	51%	44%	109%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

49

Managed Municipal Fund, Inc. - Class A

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.18	$10.77	$10.82	$10.68	$9.96

Income (loss) from investment operations:
Net investment income(a)	0.24	0.27	0.28	0.31	0.32
Net realized and unrealized gains (losses) on investments	(0.56)	0.41	0.02	0.18	0.74
Total from investment operations	(0.32)	0.68	0.30	0.49	1.06

Less distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.28)	(0.31)	(0.32)
Distributions from net realized gains	(0.05)	—	(0.07)	(0.04)	(0.02)
Total distributions	(0.29)	(0.27)	(0.35)	(0.35)	(0.34)

Net asset value at end of year	$10.57	$11.18	$10.77	$10.82	$10.68

TOTAL RETURN(b)	(2.90)%	6.34%	2.93%	4.62%	10.68%

Net assets at end of year (000's)	$83,371	$110,060	$104,342	$112,203	$100,923

Ratio of expenses to average net assets	1.04%	0.99%	1.01%	0.97%	0.97%

Ratio of net investment income to average net assets	2.20%	2.42%	2.65%	2.89%	3.02%

Portfolio turnover rate	13%	17%	10%	22%	10%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

50

Managed Municipal Fund, Inc. - Class I

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Years Ended October 31,			Period Ended October 31, 2010(a)
	2013	2012	2011
Net asset value at beginning of period	$11.19	$10.78	$10.82	$10.94

Income (loss) from investment operations:
Net investment income(b)	0.27	0.30	0.31	0.02
Net realized and unrealized gains (losses) on investments	(0.57)	0.41	0.03	(0.11)
Total from investment operations	(0.30)	0.71	0.34	(0.09)

Less distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.31)	(0.03)
Distributions from net realized gains	(0.05)	—	(0.07)	—
Total distributions	(0.32)	(0.30)	(0.38)	(0.03)

Net asset value at end of period	$10.57	$11.19	$10.78	$10.82

TOTAL RETURN(c)	(2.75)%	6.60%	3.28%	(0.86	)%(d)

Net assets at end of period (000's)	$7,228	$6,523	$3,605	$76

Ratio of expenses to average net assets	0.79%	0.74%	0.76%	0.70	%(e)

Ratio of net investment income to average net assets	2.46%	2.66%	2.92%	2.83	%(e)

Portfolio turnover rate	13%	17%	10%	22	%(d)

(a)	Class I commenced operations on October 7, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

51

North American Government Bond Fund, Inc. - Class A

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.93	$7.93	$7.89	$7.56	$7.22

Income (loss) from investment operations:
Net investment income(a)	0.10	0.11	0.14	0.14	0.14
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.22)	0.10	0.12	0.56	0.56
Total from investment operations	(0.12)	0.21	0.26	0.70	0.70

Less distributions:
Distributions from net investment income	(0.10)	(0.12)	(0.16)	(0.14)	(0.08)
Distributions from net realized gains	(0.09)	(0.09)	(0.06)	(0.23)	(0.28)
Return of capital	(0.00)*	(0.00)*	—	—	—
Total distributions	(0.19)	(0.21)	(0.22)	(0.37)	(0.36)

Net asset value at end of year	$7.62	$7.93	$7.93	$7.89	$7.56

TOTAL RETURN(b)	(1.51)%	2.71%	3.30%	9.53%	9.80%

Net assets at end of year (000's)	$84,430	$116,599	$112,407	$134,383	$132,814

Ratio of expenses to average net assets	1.25%	1.18%	1.18%	1.15%	1.13%

Ratio of net investment income to average net assets	1.33%	1.40%	1.83%	1.85%	1.87%

Portfolio turnover rate	10%	57%	46%	48%	131%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.

52

North American Government Bond Fund, Inc. - Class C

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.88	$7.89	$7.85	$7.54	$7.21

Income (loss) from investment operations:
Net investment income(a)	0.06	0.06	0.10	0.09	0.09
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.23)	0.11	0.12	0.56	0.55
Total from investment operations	(0.17)	0.17	0.22	0.65	0.64

Less distributions:
Distributions from net investment income	(0.07)	(0.09)	(0.12)	(0.11)	(0.03)
Distributions from net realized gains	(0.09)	(0.09)	(0.06)	(0.23)	(0.28)
Return of capital	(0.00)*	(0.00)*	—	—	—
Total distributions	(0.16)	(0.18)	(0.18)	(0.34)	(0.31)

Net asset value at end of year	$7.55	$7.88	$7.89	$7.85	$7.54

TOTAL RETURN(b)	(2.23)%	2.13%	2.84%	8.85%	8.97%

Net assets at end of year (000's)	$14,615	$17,451	$17,248	$22,963	$24,659

Ratio of expenses to average net assets	1.85%	1.78%	1.78%	1.78%	1.76%

Ratio of net investment income to average net assets	0.73%	0.80%	1.23%	1.23%	1.22%

Portfolio turnover rate	10%	57%	46%	48%	131%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect contingent deferred sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.

53

North American Government Bond Fund, Inc. - Class I

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Years Ended October 31,			Period Ended October 31, 2010(a)
	2013	2012	2011
Net asset value at beginning of period	$7.96	$7.95	$7.89	$7.80

Income (loss) from investment operations:
Net investment income(b)	0.13	0.14	0.18	0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.24)	0.11	0.12	0.12
Total from investment operations	(0.11)	0.25	0.30	0.14

Less distributions:
Distributions from net investment income	(0.13)	(0.15)	(0.18)	(0.02)
Distributions from net realized gains	(0.09)	(0.09)	(0.06)	(0.03)
Return of capital	(0.00)*	(0.00)*	—	—
Total distributions	(0.22)	(0.24)	(0.24)	(0.05)

Net asset value at end of period	$7.63	$7.96	$7.95	$7.89

TOTAL RETURN(c)	(1.46)%	3.14%	3.88%	1.74	%(d)

Net assets at end of period (000's)	$2,165	$31,661	$18,056	$197

Ratio of expenses to average net assets	0.85%	0.78%	0.78%	0.69	%(e)

Ratio of net investment income to average net assets	1.69%	1.78%	2.25%	2.25	%(e)

Portfolio turnover rate	10%	57%	46%	48	%(d)

(a)	Class I commenced operations on September 16, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.

54

ISI Strategy Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.21	$12.63	$12.28	$10.64	$9.63

Income from investment operations:
Net investment income(a)	0.15	0.14	0.15	0.16	0.11
Net realized and unrealized gains on investments	2.79	1.58	0.35	1.64	1.02
Total from investment operations	2.94	1.72	0.50	1.80	1.13

Less distributions:
Distributions from net investment income	(0.15)	(0.14)	(0.15)	(0.16)	(0.12)
Distributions from net realized gains	(0.62)	—	—	—	—
Total distributions	(0.77)	(0.14)	(0.15)	(0.16)	(0.12)

Net asset value at end of year	$16.38	$14.21	$12.63	$12.28	$10.64

TOTAL RETURN(b)	21.72%	13.69%	4.03%	17.05%	11.84%

Net assets at end of year (000's)	$85,998	$63,512	$57,261	$60,445	$53,731

Ratio of expenses to average net assets	1.08%	1.11%	1.04%	1.06%	1.10%

Ratio of net investment income to average net assets	0.97%	1.03%	1.12%	1.40%	1.19%

Portfolio turnover rate	38%	55%	50%	38%	55%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

55

ISI Funds

Notes to Financial Statements

October 31, 2013

Note 1 – Organization and Significant Accounting Policies

A.     Organization

Total Return U.S. Treasury Fund, Inc. (“Total Return”), Managed Municipal Fund, Inc. (“Managed Municipal”), North American Government Bond Fund, Inc. (“North American”) and ISI Strategy Fund, Inc. (“Strategy”) (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds are organized as corporations under the laws of the State of Maryland.

Total Return’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income. Managed Municipal’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from Federal income tax. North American’s investment objective is to provide a high level of current income, consistent with prudent investment risk. Strategy’s investment objective is to maximize total return through a combination of long-term growth of capital and current income.

Total Return and Strategy each currently offer a single class of shares (ISI Shares) to investors. Managed Municipal offers two classes of shares – ISI Class A Shares and ISI Class I Shares. North American offers three classes of shares – ISI Class A Shares, ISI Class C Shares and ISI Class I Shares. ISI Shares and ISI Class A Shares are subject to a maximum front-end sales charge equal to 3.00%. A contingent deferred sales charge of 1.00% is imposed on the sale of ISI Class C Shares if redeemed within the first year of purchase.

Total Return and Strategy are authorized to issue 115,000,000 and 25,000,000 shares, respectively, of ISI Shares at $0.001 par value. Managed Municipal is authorized to issue 50,000,000 ISI Class A Shares and 5,000,000 ISI Class I Shares at $0.001 par value. North American is authorized to issue 50,000,000 ISI Class A Shares, 5,000,000 ISI Class C Shares and 5,000,000 ISI Class I Shares at $0.001 par value.

B.     Valuation of Securities

Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued each Fund business day using the last reported sales price or the NASDAQ Official Closing Price (“NOCP”) provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00p.m. Eastern Time). In the absence of a sale price or NOCP, such securities are valued at the mean of the last bid and the last asked prices. Non-exchange traded securities for which quotations are readily

56

ISI Funds

Notes to Financial Statements (continued)

available are generally valued at the mean between the last bid and the last asked prices. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate, and maturity. Money market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund’s investment advisor believes another valuation is more appropriate.

When valuing securities for which market quotations are not readily available or for which the market quotations that are readily available are considered unreliable, the Funds determine a fair value in good faith under procedures established by and under the general supervision of the Funds’ Boards of Directors (the “Board”). The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the calculation of the net asset value per share, and the event is likely to affect the Fund’s net asset value per share. Fair valuation may also be used for securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds).

If a fair value is required, the investment advisor, or the sub-advisor in the case of Strategy, determines the value of the security until the Board meets to establish the fair value of the security.

As of October 31, 2013, there were no fair valued securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

57

ISI Funds

Notes to Financial Statements (continued)

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2013:

Total Return
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$61,891,897	$—	$61,891,897
Total	$—	$61,891,897	$—	$61,891,897

Managed Municipal
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$80,576,041	$—	$80,576,041
U.S. Treasury Obligations	—	9,219,586	—	9,219,586
Total	$—	$89,795,627	$—	$89,795,627

North American
	Level 1	Level 2	Level 3	Total
Canadian Securities	$—	$19,580,865	$—	$19,580,865
Mexican Securities	—	14,305,623	—	14,305,623
U.S. Treasury Obligations	—	66,061,556	—	66,061,556
Total	$—	$99,948,044	$—	$99,948,044

Strategy
	Level 1	Level 2	Level 3	Total
Common Stocks	$70,619,058	$—	$—	$70,619,058
U.S. Treasury Obligations	—	15,405,038	—	15,405,038
Total	$70,619,058	$15,405,038	$—	$86,024,096

See Strategy’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. The Funds may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the year. There were no transfers between Level 1, 2, or 3 as of October 31, 2013, based on the valuation input Levels on October 31, 2012 for the Funds.

58

ISI Funds

Notes to Financial Statements (continued)

C.     Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily. With respect to North American and Managed Municipal, income, gains (losses) and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

D.     Distributions

Total Return declares distributions daily, and North American declares monthly distributions at fixed rates approved by the Board. These distributions are paid monthly. To the extent that a Fund’s net investment income is less than an approved fixed rate, some of its distributions may be designated as a return of capital. Managed Municipal declares and pays dividends monthly from its net investment income. Strategy declares and pays dividends quarterly from its net investment income. Net realized capital gains, if any, are distributed at least annually. The Funds record dividends and distributions on the ex-dividend date.

E.     Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal Income tax or excise tax is required.

F.     Foreign Currency Translation

The Funds maintain their accounting records in U.S. dollars. North American determines the U.S. dollar value of foreign currency-denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing security transactions, the receipt of income and the payment of expenses, North American uses the prevailing exchange rate on the transaction date.

59

ISI Funds

Notes to Financial Statements (continued)

Net realized gains and losses on foreign currency transactions shown on North American’s financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of interest recorded on North American’s books and the U.S. dollar equivalent of the amounts actually received or paid. That portion of realized gains (losses) from security transactions that results from fluctuation in foreign currency exchange rates relating to the sale of foreign securities is not separately disclosed but is included in net realized gains (losses) from security transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included in the net change in unrealized appreciation/depreciation on investments.

G.     Forward Foreign Currency Contracts

North American may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the U.S. dollar value of securities transactions for the period between the date of the transaction and the date the security is received or delivered or to hedge the U.S. dollar value of securities that it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future. North American determines the net U.S. dollar value of the forward foreign currency contracts using prevailing exchange rates.

H.     Estimates

In preparing the Funds' financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results may be different.

Note 2 – Fees and Transactions with Affiliates

International Strategy & Investment, Inc. (“ISI”) is the Funds’ investment advisor. As compensation for ISI’s advisory services, Total Return pays ISI an annual fee based on the Fund’s average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, Total Return pays ISI 1.50% of the Fund’s gross interest income. As compensation for ISI’s advisory services, Managed Municipal, North American and Strategy each pay ISI a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of such Fund’s average daily net assets.

60

ISI Funds

Notes to Financial Statements (continued)

ISI has contractually agreed to reimburse expenses with respect to Class C Shares of North American through March 1, 2015 to the extent necessary to limit the annual ordinary operating expenses of ISI Class C Shares to 1.85% of the average daily net assets attributable to such shares. During the year ended October 31, 2013, no expenses were reimbursed by ISI under the expense limitation agreement.

Los Angeles Capital Management and Equity Research, Inc. is Strategy’s Sub-Advisor and is responsible for managing the common stocks in Strategy’s portfolio. The Sub-Advisor is paid by ISI, not Strategy.

International Strategy & Investment Group LLC (“ISI Group”), an affiliate of ISI, is the distributor for the Funds. Total Return, Managed Municipal (ISI Class A Shares, only) and Strategy each pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of 0.25% of average daily net assets. North American’s ISI Class A Shares and ISI Class C Shares pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rates of 0.40% and 1.00% (which may include up to 0.25% for shareholder servicing fees for each class) of their average daily net assets, respectively.

During the year ended October 31, 2013, ISI Group earned commissions on sales of ISI Shares of Total Return, Managed Municipal and Strategy of $1,110, $3,057 and $9,667, respectively, and earned commissions of $2,428 on sales of ISI Class A Shares of North American. ISI Group retained $830 of contingent deferred sales charges on redemptions of ISI Class C Shares of North American during the year ended October 31, 2013.

State Street Bank and Trust Company (“State Street”) is the administrator of the Funds. State Street is responsible for providing certain administrative services to the Funds, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds other than investment advisory activities, including maintaining the books and records of the Funds, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these services, the Funds pay State Street an annual fee of $300,000. This fee is allocated among the Funds based on the relative net assets of each Fund.

State Street is the fund accountant and fund custodian, and State Street is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Funds’ investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of each Fund. For fund accounting services, the

61

ISI Funds

Notes to Financial Statements (continued)

Funds pay State Street an annual base fee of $180,000. This fee is allocated among the Funds based on the relative net assets for each Fund. For fund custodian services, the Funds pay State Street an annual base fee of 1 (one) basis point on net assets, plus other asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket fees.

State Street also serves as transfer agent for the Funds and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. For these services State Street receives an annual amount of $130,000, allocated among the Funds based on the relative net assets of each Fund and a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries. In addition, the Funds reimburse State Street for its out-of-pocket expenses including, but not limited to, postage and supplies.

EJV Financial Services, LLC (“EJV”) provides certain compliance services to the Funds. Edward J. Veilleux, Vice President and Chief Compliance Officer (“CCO”) of the Funds, is also a principal of EJV. The Funds pay EJV $18,750 quarterly for providing CCO services. This fee is allocated among the Funds based on the relative net assets of each Fund. In addition, the Funds reimburse EJV for any reasonable out-of-pocket expenses relating to these compliance services.

Effective January 1, 2012 the Funds pay each independent Director an annual fee of $21,000. The Audit Committee Chairman and Chairman of the Board receive an additional annual fee of $2,000 and $4,000, respectively. The Funds also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors’ meetings. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Note 3 – Federal Income Tax

The Funds may periodically make reclassifications among certain capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with Federal tax regulations, which may differ from GAAP. These book/tax differences may be either temporary or permanent in nature. To the extent they are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the year that the differences arose. The reclassifications have no impact on the net assets or net asset value per share of the Funds.

62

ISI Funds

Notes to Financial Statements (continued)

The Funds determine their net investment income and capital gain distributions in accordance with income tax regulations, which may differ from GAAP.

During the years ended October 31, 2013 and October 31, 2012, the tax character of distributions paid by each of the Funds was as follows:

	Ordinary Income				Tax-Exempt Income
	October 31, 2013		October 31, 2012		October 31, 2013	October 31, 2012
Total Return	$1,000,452	*	$1,646,163	*	$—	$—
Managed Municipal	20,586		21,808		2,341,706	2,679,806
North American	1,766,138	*	4,060,711	*	—	—
Strategy	703,061	*	632,521		—	—

	Long-Term Capital Gains		Return of Capital
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Total Return	$1,407,934	$1,046,949	$246,880	$—
Managed Municipal	492,954	—	—	—
North American	1,468,203	278,869	38,354	62,034
Strategy	2,703,899	—	—	—

*
A portion of the ordinary income is short-term gains that are taxed as ordinary income for tax purposes. However, these short-term gains may be offset by losses incurred through October 31, 2013 and therefore could be treated as return of capital.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal and state income tax returns for all open tax years (tax years ended October 31, 2010 through October 31, 2013) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

63

ISI Funds

Notes to Financial Statements (continued)

As of October 31, 2013, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Total Return	Managed Municipal	North American	Strategy
Undistributed ordinary income	$—	$33,551	$—	$905,921
Undistributed tax-exempt income	—	80,916	—	—
Accumulated undistributed long-term capital gains (losses)	(1)	490,843	—	4,708,975
Capital loss carryforwards	—	—	—	—
Net unrealized appreciation (depreciation)	2,554,373	1,857,256	1,632,178	17,386,948
Other temporary differences	(29,857)	(81,566)	(64,326)	2,053
Total	$2,524,515	$2,381,000	$1,567,852	$23,003,897

As of October 31, 2013, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, REIT adjustments to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Total Return	$—	$—	$—
Managed Municipal	—	—	—
North American	(82,278)	82,278	—
Strategy	(28,941)	28,941	—

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Strategy is due to certain timing differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

64

ISI Funds

Notes to Financial Statements (continued)

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2013 were as follows:

	Non-U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Total Return	$—	$—	$—	$7,053,523
Managed Municipal	12,691,932	29,067,875	—	—
North American	11,412,510	25,043,001	—	33,222,501
Strategy	33,483,039	23,825,155	—	1,040,605

Note 5 – Market and Credit Risk

North American invests in Canadian and Mexican government securities. Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. In addition, the value of bonds issued by non-U.S. governments may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities.

Note 6 – Contractual Obligations

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and believe the risk of loss thereunder to be remote.

Note 7 – Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined no disclosure is necessary other than as noted below.

65

ISI Funds

Notes to Financial Statements (continued)

On November 29, 2013, the Funds paid the following per share net investment income distributions related to the period ended November 29, 2013:

Net Investment Income per share November 29, 2013
Total Return	$0.0150
Managed Municipal - Class A	0.0202
Managed Municipal - Class I	0.0224
North American - Class A	0.0160
North American - Class C	0.0130
North American - Class I	0.0180
Strategy	—

66

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Total Return U.S. Treasury Fund, Inc.,
Managed Municipal Fund, Inc., North American Government Bond Fund, Inc.,
and ISI Strategy Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., (the “Funds”) including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years and periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 23, 2013

67

Fund Directors and Officers (Unaudited)

Name and Age	Length of Time Served	Business Experience During the Past Five Years	Other Directorships Held By Director
Independent Directors
W. Murray Jacques (age 77)	since 2002
President, WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006); Member of FLJ Design, LLC (jewelry design) (2005 to present).
None
Louis E. Levy (age 81)	since 1994	Retired Partner, KPMG Peat Marwick (retired 1990); Scudder Group of Mutual Funds (retired 2005).	None
Edward A. Kuczmarski (age 64)	since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm) (1980 to present).	Board Member of Reich & Tang Funds; Board Member of Brookfield Investment Management Funds.
Interested Director
R. Alan Medaugh* (age 70) President and Director	President since 1991; Director since 2007
President, International Strategy & Investment Inc. (registered investment advisor) (1991 to present). Director, International Strategy & Investment Group LLC (registered broker-dealer) (1991 to present).
None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the Investment Company Act of 1940, as amended because he serves as the President of ISI Inc. and a Director of ISI Group LLC.

68

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers
Thomas D. Stevens* (age 64) Vice President	since 1997	Chairman and President, Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (March 2002 to present).
Carrie L. Butler (age 46) Vice President and Secretary	Vice President since 1991; Secretary since 2013	Managing Director, International Strategy & Investment Inc. (registered investment advisor) (2000 to present).
Edward J. Veilleux (age 70) Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.

Anthony Rose (age 43) Chief Financial Officer, Treasurer and Vice President	Vice President, Chief Financial Officer, and Treasurer since 2013	CFO, International Strategy & Investment Group, LLC (June 2013 to present); CFO – Equities, Credit Suisse (2008 – 2013).
Heena Dhruv (age 37) Vice President	Assistant Vice President from 2005-2013; Vice President since 2013
Managing Director, International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director, International Strategy & Investment Inc. (January 2003 to July 2005).

Theodore J. Boudria, Jr. (age 45) Assistant Treasurer State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2013	Vice President, State Street Bank and Trust Company (2011 to present); Senior Vice President, Brown Brothers Harriman & Co. (2009 – 2011); Vice President Brown Brothers Harriman & Co. (2004 – 2009).

*	Thomas D. Stevens is an officer of the ISI Strategy Fund, Inc. only.

69

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers (Continued)
Francine Hayes (age 45) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2004).

Directors and officers of the Funds are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by International Strategy & Investment Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the “ISI Fund Complex”). Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

The Statements of Additional Information for the Funds include additional information about the Directors and are available without charge by calling (800) 955-7175.

70

Notice to Shareholders (Unaudited)

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended October 31, 2013. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Strategy designated 76.71% of ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended October 31, 2013.

Strategy designates $1,243,109 of the dividends received by the Fund as qualified dividend income.

Total Return, Managed Municipal, North American, and Strategy designate $1,407,934, $492,954, $1,468,203, and $2,703,899 respectively for long term capital gains, for the fiscal year ended October 31, 2013.

Managed Municipal designates 99.13% of distributions paid from ordinary income as tax exempt income.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Strategy uses to determine how to vote proxies relating to securities held in Strategy’s portfolio is available, without charge and upon request, by calling (800) 955-7175. Information regarding how Strategy voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

71

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited)

At a meeting of the Board of Directors of the ISI Funds held on September 26, 2013 (the “Meeting”), the Boards of Directors of the ISI Funds (each a “Board” and together the “Boards”), including those directors who are not “interested”, as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors” or “Directors”) voting separately, unanimously approved the continuance of the Investment Advisory Agreements between International Strategy and Investment Inc. (“ISI” or the “Advisor”) and each of the ISI Funds (“Funds”) as well as the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreements, the “Agreements”) between ISI and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital” or the “Sub-Advisor”) with respect to ISI Strategy Fund, Inc. (“Strategy”). The Independent Directors had previously met with their counsel in executive session to consider the renewal of the Agreements. In evaluating the Investment Advisory Agreements and the Sub-Advisory Agreement, each Board reviewed materials furnished by ISI and the Board of Directors of Strategy (the “Strategy Board”) reviewed materials furnished by the Sub-Advisor. Specifically, each Board considered: (1) the nature, extent and quality of the services provided by ISI to the Funds and the Sub-Advisor to Strategy, including information on the investment performance of each Fund; (2) the total expense ratio of each Fund compared to its relevant peer group as of July 31, 2013; (3) the investment advisory fee schedule for each Fund; (4) the cost of the services provided and profitability to ISI with respect to its relationship with the Funds and the cost of the services provided and profitability to the Sub-Advisor with respect to its relationship with Strategy ; (5) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees and sub-advisory fee for Strategy reflect these economies of scale for the benefit of shareholders of each Fund; and (6) other benefits received by ISI from its relationship with the Funds and the Sub-Advisor from its relationship with Strategy. In their deliberations regarding consideration of the renewal of the Agreements, the Boards did not identify any specific information that was all-important or controlling. The Boards attributed different weights to the factors that they should consider in approving the Agreements with particular focus on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services provided by the Advisor, the Directors relied on their prior experience as Directors of the ISI Funds as well as on the Meeting materials. The Directors noted that under the Investment Advisory Agreements the Advisor is responsible for, among other things, with respect to each of the ISI Funds: (i) managing the investment operations of the ISI Funds in accordance with their respective investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Directors; (ii) providing necessary and appropriate reports and information to the Directors; (iii) maintaining all necessary books and records

72

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

pertaining to the ISI Funds’ securities transactions; and (iv) furnishing the ISI Funds with the assistance, cooperation, and information necessary for the ISI Funds to meet various legal requirements regarding registration and reporting. In addition, the Directors of Strategy noted that the Sub-Advisory Agreement for Strategy provides that the Sub-Advisor is responsible for: (i) determining which securities shall be represented in the portion of Strategy’s portfolio allocated to Los Angeles Capital and formulating and implementing an investment program; (ii) reporting regularly to the Strategy Board on the portfolio; (iii) taking all actions necessary for the purchase and sale of portfolio securities; and (iv) obtaining and evaluating pertinent economic, statistical and financial data.

In connection with the renewal of the Agreements, the Directors reviewed information provided by ISI which included information on each Fund’s performance and that of its peer group for various time periods ended July 31, 2013, each Fund’s total assets under management, each Fund’s portfolio structure, and a summary of purchase and sales activity for each Fund for the period April 30, 2013 through July 31, 2013. The Boards noted that on a quarterly basis ISI senior management provides each Board with detailed information regarding its investment approach for each Fund, recent economic information and reports, market updates and the Advisor’s general economic outlook.

Each Board then considered the short-term and long-term performance information for its respective Fund as compared to each Fund’s benchmark index and peer group.

•
Total Return. The Board reviewed the investment objective of the Fund and the information comparing the Fund’s performance to the returns of relevant indices for selected periods ended July 31, 2013. The Board noted that the Fund returned -3.05% during the one-year period ended July 31, 2013, as compared to the Barclays U.S. Treasury Total Return Index, which returned -2.72%, and that the Fund’s performance was slightly ahead of the CDA/Lipper U.S. Treasury Funds Average, which returned -4.27%, during the same period. The Board discussed the impact of the current bond yield environment on the Fund’s performance and the effect of certain peer funds with longer durations in depressing the calculated average. The Board noted that the Fund’s benchmark index and peer groups, including the Morningstar Intermediate Government Average, do not provide a precise comparison because the Fund’s composition differs from that of its benchmark and peer groups. The Board further noted that although the Fund’s performance was better than average in the Lipper category for the 1, 3, 5, and 10 years and above median for 3, 5, and 10 years in the Morningstar category, the lower returns for Total Return for the quarter ended July 31, 2013 and the year-ended July 31, 2013 are in line with expectations, given the challenges of the current interest rate environment.

73

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

•
Managed Municipal. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2013. The Board noted that the Fund returned -4.16% during the one-year period ended July 31, 2013, as compared to the Barclays AAA High Quality Index, which returned -1.42%, and the CDA/Lipper General and Insured Municipal Debt Funds Average, which returned -2.96%, during the same period. The Board indicated that the Fund’s benchmark index and peer groups, including the Morningstar Municipal National Intermediate Average, do not provide a precise comparison because the Fund’s composition differs from that of its benchmark and peer groups. The Board noted that the Fund’s performance had been held back by the longer duration of securities held by the Fund, specifically as a result of an increase in the long sector of the Fund’s portfolio by 13.7%. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund, which invests exclusively in high quality municipal securities bonds. The Board discussed the effect of near record redemptions in the municipal funds community and the positive effect this has had on the performance of the lower quality sector, and consequently, the underperformance of the Fund when compared to the performance of the average fund. The Board compared the Fund’s returns against that of its benchmark and peer groups over longer-term periods and concluded that the lower returns for Managed Municipal for the quarter ending July 31, 2013 and the year-ended July 31, 2013 are in line with expectations when taking into consideration the near record rate of redemptions in the municipal funds sector and the impact that large-scale redemptions have had on elevating the performance of lower quality bonds.

•
North American. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2013. The Board noted that the Fund returned -1.64% during the one-year period ended July 31, 2013, compared to the Fund’s blended benchmark index which returned -1.85%. The Board noted that for the quarterly period ending July 31, 2013, the Fund’s performance, though negative, was still ahead of its blended benchmark index as a result of the Fund’s duration shortening program and the Fund’s slightly higher levels of investment in Mexico and Canada The Board noted that the Fund’s Lipper rank was above average for the 1, 3, 5, and 10 year periods when compared to the CDA/Lipper average and that in the Morningstar category, the Fund’s negative return was slightly ahead of its corporate dominated benchmark. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Intermediate Term Bond Average, do not provide a precise comparison because the Fund’s composition differs from that of its blended benchmark index and peer groups. The Board noted in particular that the Fund’s peer groups are limited to U.S. Government securities, whereas the

74

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

Fund invests in a much more diverse universe of North American government bonds. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund. The Board compared the Fund’s returns against that of its blended benchmark index and peer groups over longer-term periods and concluded that the returns for North American for the quarter ended July 31, 2013 and the year-ended July 31, 2013 are in line with expectations, given the challenges of the current interest rate environment.

•
Strategy. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2013. The Board noted that the Fund returned 20.00% during the one-year period ended July 31, 2013, compared to the blended 80% Wilshire 5000/20% Barclays Treasury Index, which returned 21.18. The Board noted that the Fund’s equity section, when compared with the average large-blend fund in both the Lipper and Morningstar categories, was above median in all timeframes while the Fund’s bond section was close to its benchmark in each period. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Large Blend Average, do not provide a precise comparison because the Fund’s composition differs from that of its blended benchmark index and peer groups. The Board took into consideration the high credit qualities of the portfolio securities held by the Fund and the Fund’s exposure to equities. The Board compared the Fund’s returns against its blended benchmark index and peer groups over longer-term periods and concluded that given the current popularity of equity-oriented funds, the Fund’s performance for the year-ended July 31, 2013 was in line with expectations.

The Board discussed the distinctive nature of the services provided by the Advisor in offering specialized fixed income management for bond portfolios and the experience and expertise appropriate for an investment adviser to such funds. Each Board determined that ISI has demonstrated consistency in its investment approach and that the Advisor provides an extensive array of ancillary services to the Funds in the areas of oversight and administration. The Directors reviewed the background and experience of the Advisor’s key investment professionals, including those individuals responsible for the investment and compliance operations of the ISI Funds. They also considered the resources, operational structures and practices of the Advisor in managing the ISI Funds, in monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Directors also considered information about the Advisor’s overall investment management business, noting that the Advisor serves as the investment advisor for two primary lines of business: one as the advisor to the ISI Funds and the second as Portfolio Manager or Sub-advisor to a series of funds registered in Japan.

75

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

Drawing upon the materials provided and their general knowledge of the business of the Advisor, the Directors of the Funds determined that the Advisor had the experience and resources necessary to manage the ISI Funds. On the basis of this review, the Directors concluded that the nature and extent of the services provided by the Advisor to the ISI Funds were appropriate, had been of uniformly high quality, and could be expected to remain so.

The Strategy Board noted that the Sub-Advisor had presented detailed information about its resources, operational structure and practices in managing the investment process for the equity portion of Strategy and in monitoring and securing Strategy’s compliance with its investment objectives and policies and with applicable laws and regulations. The Strategy Board noted that the Sub-Advisor has demonstrated consistency in its investment approach with respect to the equity portion of Strategy. The Strategy Board also considered the background and experience of the investment management team of Los Angeles Capital and information regarding Los Angeles Capital’s overall investment management business.

Drawing upon the materials provided and their general knowledge of the business of the Los Angeles Capital, the Directors of Strategy determined that the Sub-Advisor had the experience and resources necessary to manage the equity portion of Strategy. On the basis of this review, the Directors of Strategy concluded that the nature and extent of the services provided by the Sub-Advisor to Strategy were appropriate, had been of uniformly high quality, and could be expected to remain so.

INVESTMENT ADVISORY FEE SCHEDULES FOR EACH FUND. Each Board considered the investment advisory fees paid by each Fund to ISI. The Board of Directors of Strategy noted that the sub-advisory fee for Strategy is paid by ISI and not the Fund. Each Board concluded that the fee schedules under the Investment Advisory Agreements provide fair compensation to ISI in light of the nature, extent and quality of the services being provided by ISI to each of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. Each Board reviewed the costs associated with ISI’s portfolio management, research and corporate governance and considered the profitability of ISI from the advisory and ancillary services provided to each of the Funds. Each Board was advised by ISI of the methodology it used to assign its costs associated with the portfolio management, research and corporate governance services provided to each of the Funds. The Board of Directors of Strategy was also provided with a report from the Sub-Advisor showing its profitability with respect to its management of Strategy and the methodology used by the Sub-Advisor to prepare its profitability analysis.

76

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

Each Board first discussed ISI’s business operations that include the ISI Funds and ISI’s institutional line of business which encompasses portfolio management responsibilities for a series of off-shore funds. Each Board compared the advisory fees from these two businesses noting that the shared costs of these two operations are divided based on the number of personnel assigned or the percentage of revenue. The Board noted that ISI’s revenue for its institutional line of business had been reduced as a result of the closure of the U.S. Treasury based hedge funds and mutual funds managed by ISI due to the compression of yield between the U.S. and Japan.

Having reviewed the fee income statement for each of the ISI Funds; discussed with management the Advisor’s methodology used for allocating the costs that form the basis of ISI’s profitability analysis; and noted that such costs are further allocated among the individual Funds based upon a percentage of revenue, each Board concluded that the Advisor’s methodology for allocating costs was reasonable. The Board noted that the Advisor’s total expenses had decreased while total revenue had increased slightly resulting in a 3% increase in the Advisor’s profit margin for the fiscal year ending June 30, 2013. After additional discussion and analysis each Board concluded that, to the extent that ISI’s relationship with each Fund had been profitable during the period for which information had been provided, the profitability that ISI derived from its relationship with the ISI Funds was vital towards retaining qualified investment professionals and the administrative personnel necessary for the ISI Funds’ portfolio management, compliance and operational processes and that ISI’s profitability was fair and reasonable.

The Directors of Strategy considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

EXPENSE RATIOS AND ECONOMIES OF SCALE. Each Board discussed economy of scale considerations with respect to whether the ISI Funds would benefit from any economies of scale. The Boards concluded that asset levels of the Funds were not at a point that would make economy of scale considerations relevant at this time.

Each Board reviewed an expense ratio report that compared the actual expense ratio of each Fund to the average expense ratio of comparable managed funds selected by CDA/Lipper. The Boards of Directors of Managed Municipal, North American and Strategy noted that the investment advisory fees for their respective Funds do not contain breakpoints and considered the extent to which economies of scale would be realized as the Funds grow. After additional discussion, the Boards determined that with the exception of North American, the total expense ratio of each Fund was at or near the average of its respective peer group. In reaching this conclusion the Boards relied on upon the following information:

77

Investment Advisory Agreements and Investment Sub-Advisory Agreement Approvals (Unaudited) (continued)

•	Total Return. The Board determined that the Fund’s total expense ratio of 0.87% was slightly below the average total expense ratio of 0.89% for comparable managed funds.

•
Managed Municipal. The Board determined that the Fund’s total expense ratio of 1.02% was slightly above the average total expense ratio of 0.99% for comparable managed funds. The Board noted that the total net assets of the Fund were $96 million and substantially below the average total net assets of $147 million for comparable managed funds.

•
North American. The Board determined that the Fund’s total expense ratio of 1.20% was above the average total expense ratio of 1.07% for other government bond funds. The Board noted that the Fund’s expenses were relatively higher than the average of its respective peer group as the cost of custody services for Canadian and Mexican securities is higher than U.S. securities. The Board also noted that the total net assets of the Fund were $112 million and significantly smaller than the average total net assets of $170 million for other government bond funds. The Board concluded that because no other mutual fund shares the Fund’s focus of investing exclusively in a diversified portfolio of North American government bonds, at this time, the total expense ratios of other government bond funds do not provide the appropriate counterpoints for comparative purposes.

•
Strategy. The Board determined that the Fund’s total expense ratio of 1.11% was below the average total expense ratio of 1.15% for comparable managed funds. The Board noted that the total net assets of the Fund were $81 million) and well below the average total net assets of $95 million for comparable managed funds.

OTHER BENEFITS REVIEWED. Each Board considered the fact that International Strategy & Investment Group LLC (“ISI Group”), an affiliate of ISI, serves as the distributor of each of the Funds. Each Board reviewed the costs and profitability of ISI Group in rendering distribution services to each of the Funds for the year ended June 30, 2013. The Boards noted that ISI Group continued to operate at a loss for the distribution services it provided to the Funds. Each Board also considered other benefits received by ISI in connection with its relationship with the Funds. Each Board compared ISI’s fees charged to each Fund against ISI’s fees charged to its institutional clients. Each Board considered the investment management, compliance and administrative services ISI provided to each of the Funds, including ISI’s supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor for Strategy. Each Board noted the benefits that ISI derives from the shared costs of its two primary lines of business, and that ISI’s profit margins were higher for its mutual fund business year-over-year. The Board of Directors of Strategy considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

78

Privacy Policy (Unaudited)

ISI Funds Privacy Policy

What does ISI Funds do with your personal information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and other information we receive from you on applications or other forms

•  Information about your transactions with us and our service providers, or others

If you decide to close your account(s) or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ISI Funds chooses to share; and whether you can limit this sharing.

Reasons We can Share Your Personal Information:	Does ISI Funds Share?	Can You Limit This Sharing?
For Our Everyday Business Purposes: Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For Our Marketing Purposes: To offer our products and services to you	Yes	No
For Joint Marketing with Other Financial Companies	No	—
For Our Affiliates’ Everyday Business Purposes: Information about your transactions and experiences	Yes	No
For Our Affiliates’ Everyday Business Purposes: Information about your creditworthiness	No	—
For Our Affiliates to Market to You	No	—
For Non-Affiliates to Market to You	No	—

Questions?	Call 1-800-882-8585 or go to http://www.isigrp.com/main/about_isi_disclosures.html

79

Privacy Policy (Unaudited) (continued)

Who We Are:
Who is Providing this notice?	International Strategy & Investment Inc. (“ISI Funds”)
What We Do:
How does ISI Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does ISI Funds collect my personal information?	We collect your personal information, for example, when you: • Open an account • Purchase or sell shares • Exchange shares
Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•  Sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  Affiliates from using your information to market to you
•  Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of ISI Funds:

•  The term “affiliate” means ISI Funds’ investment advisor, distributor and any entity controlling, controlled by and under common control with the investment advisor and/or distributor.

Non-Affiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies. The following companies provide services to ISI Funds, and we may share your personal information as part of their everyday services to ISI Funds:

•  State Street Bank and Trust Company

Joint Marketing
A formal agreement between non-affiliated financial companies that together market financial products or services to you.

•  ISI Funds does not have any formal or informal agreements with any non-affiliated entity to market products or services to you.

Other Important Information:
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity. ISI Funds may, at its discretion, change the Privacy Policy at any time. If it makes material changes to the policy, it will provide notice of these changes.

Effective Date: September 2012

Questions?	Call 1-800-882-8585 or go to http://www.isigrp.com/main/about_isi_disclosures.html

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Board of Directors
Louis E. Levy Chairman	Edward J. Veilleux Vice President Chief Compliance Officer
W. Murray Jacques Director	Thomas D. Stevens * Vice President
Edward A. Kuczmarski Director	Anthony Rose Vice President Treasurer
Carrie L. Butler Vice President Secretary	Edward S. Hyman Senior Economic Advisor
*Thomas D. Stevens is an officer for only the ISI Strategy Fund, Inc..
Investment Advisor
ISI Inc. 666 Fifth Avenue New York, NY 10103 (800) 955-7175
Shareholder Servicing Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111
Distributor
ISI Group LLC 666 Fifth Avenue New York, NY 10103 (800) 955-7175

81

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by BBD, LLP, the Fund’s principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by BBD, LLP in connection with the Fund’s statutory and regulatory filings or engagements were $21,000 and $20,500 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item.

No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to International Strategy & Investment Inc., (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that (i) relate directly to the operations and financial reporting of the registrant and (ii) were pre-approved by the registrant’s audit committee.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures. The Committee, pursuant to the Audit Committee Charter, may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a delegate shall be presented to the full Committee at its next meeting. The Committee shall similarly pre-approve in advance any audit, review or attest engagements required under the securities laws.  Pre-approval shall be granted no earlier than one year prior to the commencement of the service.

(e)(2)
Percentages of Services. None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
0% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Total Fees Paid By Adviser and Certain Affiliates. During the fiscal years ended October 31, 2013 and 2012, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to provide reasonable assurance that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99.CODE ETH	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

Exhibit 99.CERT	Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.906CERT
Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ISI Strategy Fund, Inc.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Date	January 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President (Principal Executive Officer)

Date	January 3, 2014

By:	/s/ Anthony Rose
Anthony Rose, Treasurer (Principal Financial and Accounting Officer)

Date	January 3, 2014